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                          PICTET EASTERN EUROPEAN FUND
                       PICTET GLOBAL EMERGING MARKETS FUND
                    PICTET INTERNATIONAL SMALL COMPANIES FUND
                           PICTET EUROPEAN EQUITY FUND
                        PICTET INTERNATIONAL EQUITY FUND
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                                 [LOGO OMITTED]
                                  PICTET FUNDS

                                  ANNUAL REPORT
                                DECEMBER 31, 2001

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PICTET EASTERN EUROPEAN FUND                         PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
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     Dear Shareholders,

     It is with pleasure that I present to you the Pictet Funds 2001 Annual Report that summarizes the performance of your funds over the last year and our outlook for 2002.

     In 2001, the Pictet Eastern European Fund benefited from strong fundamentals and continuing reforms. The team remains positive on Russia, where the restructuring story continues to move forward and policies are increasingly coherent.

     The Pictet Global Emerging Markets Fund on a relative basis, faired very well in 2001. With the Argentine default and devaluation unfolding, the managers feel Brazil looks attractive with cheap asset valuations, an improving trade balance, lower debt spreads and the possibility of lower interest rates.

     With the flight to liquidity in 2001, the Pictet International Small Companies Fund under-performed its larger cap peer group. With investors' appetite for equities increasing, the team will continue building positions in well managed growth stocks with good earnings visibility.

     The Pictet European Equity Fund's managers believe while inflation remains under control there is an increasing likelihood of further European interest rate cuts. At the stock level, the strategy remains to overweight those companies with above-average earnings, cash flow visibility, and attractive valuations.

     The Pictet International Equity Fund's management team feels with the stimulus being thrown at the global economy, an economic recovery looks likely for 2002. However, in the short term, equity markets may enter a period of consolidation after their recent run. Sustained upward progress will only occur once forward economic indicators turn positive.

     We are also very pleased to announce the launch of the Pictet Global Water Fund. The Fund, which is modeled after a similar fund we launched in Europe in 2000, focuses on an industry estimated to see investments of nearly $1 trillion over the next 10 to 15 years.

     We are committed to providing you access to carefully structured investment vehicles to help you achieve your investment objectives.


Yours sincerely,
/S/SIGNATURE
Jean Pilloud
President and Chairman


o Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation. The risks may be magnified for emerging markets. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

o Mutual fund shares are not insured by FDIC or guaranteed by any bank. Shares are subject to investment risks, including possible loss of principal invested.

                                            Distributor: PFPC Distributors Inc.,
                                  3200 Horizon Drive, King of Prussia, PA, 19406
                                            Date of First Use: February 22, 2002

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                           PORTFOLIO MANAGER'S REPORT

     During the year the fund returned 16.2%, significantly outperforming the ING Baring Eastern Europe Index by 13.7%. Over the fourth quarter, the fund returned 34.6% against 29.5% for the Index. Both allocation and stock selection contributed positively.

     During 2001, Russia was the biggest  contributor with +746 bps. Despite the
technical   underweight  we  managed  to  outperform  through  very  good  stock selection. The exposure to NORILSK NICKEL and UES proved very beneficial.

     Central Eastern Europe also contributed +484 bps with Hungary and the Czech Republic being the strongest contributors while Poland lagged behind due mostly to stock selection.

     Turkey, being a non-index market, contributed +287 bps. We accumulated selectively exposure to undervalued industrials.

     From the peripheral markets Croatia was the biggest contributor with 136 bps.

     The cash position increased in the last quarter due to sizable inflow and subtracted 171 bps in very strong markets.


                       MARKET REVIEW & INVESTMENT OUTLOOK

     In line with global markets, the region recovered strongly in the fourth quarter from their September lows. In Russia, the RTS posted particularly impressive gains supported by a strong macro-economic environment. Interest rate cuts fuelled fourth quarter rallies in the markets of central Europe.

     The CZECH market was up 34.5% during the fourth quarter, gaining back the losses seen in the previous quarter. The increase can be attributed to CESKY TELECOM, which gained 56% of its value following its decision to terminate negotiations with VERIZON over the acquisition of its remaining 49% stake in EUROTEL. The Czech telecommunications office decided to cut fixed mobile interconnection fees by half, which was also positive news for CESKY TELECOM. CEZ was strongly supported by good third quarter results, which showed both control over cost side as well as a 10% revenue growth enabled by market share gains and recovery of demand for electricity. On the macroeconomic side, Czech inflation declined significantly in the fourth quarter and came back into the central bank's target. Despite the slowdown in the EU and worsening of the Czech trade balance, Gross Domestic Product (GDP) posted a reasonable growth of 3.2% in the third quarter 2001. Due to the deceleration in inflation and a risk of a slowdown of GDP growth, the central bank cut interest rates by 50 basis points
(bps) in November (repo rate to 4.75%). The political scene remained stable in the fourth quarter 2001.

     HUNGARIAN fourth quarter GDP growth was three times higher than the Eurozone growth at 3.7%, helped by strong household consumption and improving net export figures. Inflation reduced by 90 bps reaching 7.1% in December, helped by a strong currency, lower oil prices and decelerating food prices. The cumulative current account deficit narrowed to only 4300 million or 1.8% of GDP. The currency strengthened by 5% against the Euro to HUF 245. Yields came down by 97 bps to 9.7% at the short end and to 7.1% at the long end. The National Bank of Hungary cut the key rate by 125 basis points to 9.75%. Sound macro performance could continue in the coming quarter. The equity market rebounded from its year low in September; local BUX index was up by 21% in USD quarter-on-quarter. MATAV, MOL and OTP outperformed the index, while EGIS and RICHTER lost 10%. MATAV and OTP third quarter results surprised on the upside, MOL was below expectations due to losses in the gas business once again. RICHTER and EGIS reported disappointing figures. MOL received binding bids for its gas unit in November. The prospective sale of the gas unit, as early as in the first quarter of 2002, remains the main share price catalyst.

     After a disappointing performance in the three first quarters of 2001, the POLISH market was up by 27% in the fourth quarter. The main stimulus to such a rally was a 300bps interest rate cut in the fourth quarter. The economy's low activity, confirmed by a weak GDP growth of 0.8% year on year, slightly lower than in the second quarter (0.9%) was not a surprise for the equity market, which had already started to discount the recovery. We expect a fourth quarter GDP of 0.9% compared with expected 1.2%



2
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growth in 2001. Despite a very strong zloty, exports are still the main catalyst of GDP growth. The PNL/US$ exchange rate was up by 5.8% in the fourth quarter. Among the top losers was ELEKTRIM, which lost half of its market capitalization. Increasing concerns over ELEKTRIM'S inability to service its obligations, downgrades from rating agencies and banks withdrawing their funding painted the picture, while the announcement of an effective default on EUR 490m convertibles was the nail to its coffin. We perceive the stock as strongly undervalued and signs are that the debt will be restructured. After the drop in the first semester, two IT companies finally managed to reach their fundamental values:
COMPUTERLAND and PROKOM, up by 54% and 39%, respectively.

     The RUSSIAN market increased by 39.5% in the fourth quarter, thus resulting in market capitalization to grow by US$28.2bn quarter on quarter to US$59bn. Russian Eurobonds continued to rise with a subsequent narrowing of the spread (JP Morgan EMBI+ Russia Index) to 682bp from 863bp at the end of the third quarter, thus indicating the reduction in the Russian risk premium. The improvement in performance of both equities and debt markets was attributed to both positive macro economic background (real GDP grew by 5.1% from January to November), the release of companies' strong financial results for the first semester and third quarter 2001, regional expansion of cellular majors, continued consolidation in the oil sector and clarification of the issue related to oil export reductions starting 2002. Moody's and S&P upgraded Russian sovereign rating together with the corporate credit ratings of some Russian blue chips. These events helped both markets to regain the value after September's events in the US and backed the positive investor sentiment on the Russian market.

     The TURKISH market rallied in the final quarter of the year, surging 81%. The market bought the expectation of additional funding from the International Monetary Fund, which is expected to materialize in January 2002. In addition, the increase in Turkey's geopolitical importance in the eye of its allies after the war in Afghanistan and improved relations with EU served to make investors more bullish toward 2002. While the mood is still positive, a new catalyst will be needed to push the index above the Usc1.00 level, but whether it can be maintained will depend on the government's ability to meet financial targets and interest rate levels, which need to fall further.

     We continue to focus on specific stories where attractive valuations and high earnings visibility provide support in the current environment. Provided there are no significant external shocks, we see a number of positive catalysts during the new year. The mood is still positive in Turkey, but the governments' ability to meet financial targets and interest rate levels, which need to fall further, will be crucial for this market's further advance. In Russia, the oil price remains a risk which is likely to be outweighed by the consistent structural reforms and prudent fiscal policies. The events of the past year proved the economic resilience of the Central Eastern European economies and affirmed the convergence prospects for the Region.

               FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 2001

                               [BAR CHART OMITTED]

                                   RUSSIA 39.8
                                   POLAND 16.8
                                  HUNGARY 16.7
                                    CASH 13.1
                               CZECH REPUBLIC 6.1
                                   TURKEY 3.3
                                   CROATIA 2.4
                                   ESTONIA 1.8

                                                                               3
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                           PORTFOLIO MANAGER'S REPORT

     For the past year the fund returned -0.68% compared with a return of -0.28% for IFC Global Composite Index. Over the last quarter, emerging markets performed strongly with the fund advancing 25.6% versus 24.9% for the IFC Global Composite Index - an outperformance of 75 bps.

     The underperformance during 2001 came from allocation while stock selection was positive - Latin America and Asia subtracted performance while EMEA contributed strongly.

     In Latin America, the underweight position in Mexico and the poor stock selection subtracted performance. In relative terms Mexican stocks appear expensive and we maintained defensive exposure throughout the year. The good stock selection in Brazil only partially compensated for the loss. The zero exposure to Argentina added to the performance.

     Within Asia, Taiwan was the biggest negative contributor due to rather poor stock selection. That was mostly due to our underexposure to the IT sector which advanced strongly in December. Korea was the strongest market in Asia and our overweight position added to the performance. On the other side the under-exposure to the IT sector subtracted through stock selection. In the smaller Asian markets, performance was mixed during 2001 with Thailand and Indonesia adding while Philippines and Malaysia subtracting performance. We were overweight in Philippines which lagged the rest of Asia.

     During 2001, India was one of the largest contributors to the performance both on allocation and selection grounds.

     In EMEA, Turkey and Greece were the biggest contributors. Especially during the last quarter, Turkey added significantly to the performance due to our timely entry into this market. We started the year with a zero weighting in Russia and struggled to increase it in a very strong market which translated into a loss on the basis of allocation. In Central Eastern Europe, a negative Polish contribution was compensated by Hungary.

     Although the average cash position was reasonable (0.6%), it subtracted performance due to the very strong advance across the major markets especially in the last quarter.


                       MARKET REVIEW & INVESTMENT OUTLOOK

     The shock to world markets in the immediate wake of September 11, combined with the ensuing liquidity stimulation by central banks this year as economies slowed, set the scene for a sharp rebound in equities that began in late September and has continued beyond year end. The fundamental justification was one of looking forward to economic recovery, on which emerging market exporters are a geared play. And since emerging markets (unlike the US) were at extremely attractive valuations relative to their history and to developed comparatives, our asset class sharply outperformed. The MSCI Emerging Free index rose +26% in US dollars, and the IFC Global was close behind at +25%, whilst the MSCI World could manage only +8% despite a significant upwards move by the technology-heavy Nasdaq index.


REVIEW

     Very few emerging countries underperformed the World index. The poorest was EGYPT [-17%], which had to contend with the new terrorist hit to tourist revenues in addition to ongoing economic mismanagement. SOUTH AFRICA [0%] was riven by violent currency moves. The rand lost a quarter of its value against the dollar, much of that coming in December, for little fundamental reason other than as a risk proxy for Argentina's default. Commodity exporters surged, and the shares of domestically exposed companies fell sharply. Such a dramatic shift will inevitably trigger inflation and possibly higher interest rates despite economic weakness, but the rand was already undervalued before the latest fall and financials that have now halved in dollars are a good buy.

     Further north within the EMEA region one found better markets, helped by a series of interest rate falls. Rates fell -300 basis points (bp) in POLAND [+27%], whose economy is weak. Yet the zloty strengthened +7%. The market is discounting economic recovery and has held up despite the halving of ELEKTRIM, once a telecom and power blue chip but now toying with bankruptcy. In contrast, CESKY TELECOM rose



4
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+60% in the CZECH REPUBLIC  [+34%] as it backed out of further  investment  into wireless and as national telecom reforms moved in its favor. Rates fell -50bp as inflation declined. Growth in Gross Domestic Product (GDP) remains firm at +3.2%, as it does in HUNGARY [+21%] at +3.7%. Like its neighbors, rates fell and the currency rose.

     The RUSSIAN economy remains strong [+39%]. Bonds as well as equities have been very firm this year: spreads narrowed -181bp, and both Moody's and S&P upgraded sovereign debt. ISRAEL [+27%] cut rates -200 basis points in December triggering a domestic rally, as part of a deal between central bank and government over next year's fiscal deficit. Israeli technology was strong along with the rest of Nasdaq--global internet firewall leader CHECK POINT rose +81%. But the best market in the region was last quarter's worst: TURKEY [+81%]. The country has only grown in geopolitical significance since September 11, and hopes of an International Monetary Fund (IMF) bailout of its economic difficulties have firmed into expectations.

     There was less dispersion across Latin American markets. The big event was ARGENTINA's long-anticipated descent into devaluation and a USD 130 billion debt default. Five presidents in quick succession struggled to wrestle a consensus from congress and regional governors on what will be extremely painful and unavoidable reforms, whilst the citizenry queued for cash withdrawals between protest riots. Equities [+32%] rose strongly now that the inevitable was finally arriving; but since year end the peso has fallen 30% and it is quite plausible that the new peg will last days rather than weeks--the black market rate has already halved.

     The BRAZILIAN economy [+31%] is not as weak, but 0.3% GDP growth is hardly healthy. Demand has been depressed by high interest rates, power rationing and a declining currency. The real recovered in the fourth quarter, gaining +16% against the dollar in a clear sign of decoupling from Argentina's troubles. The GDP of MEXICO [+19%] shrank in the third quarter for the first time in five years, by -1.6%, as US demand contracted. Congress finally approved the budget, but without resolving an important value-added tax reform. CHILE [+13%] was the worst affected by Argentine contagion, compounded by a weak copper price that has started to recover at year-end.

     South-east Asia lagged as money poured into the more visible and liquid north-east exporters, ignoring the lower-beta, lower-turnover markets of INDONESIA [-8%], the PHILIPPINES [0%], THAILAND [+8%] and MALAYSIA [+12%] in spite of a clear bottoming of their economic outlook--Malaysian third-quarter GDP troughed at -1.3%, and exports and domestic demand both turned up from October.

     INDIA [+18%] performed in line with emerging indices until a weak December caused by a terrorist attack on parliament and consequent heightening tensions on the Pakistani border. This remains to be resolved, but it is hard to imagine the eruption of all-out war. An important state election in February may force the government to talk tough for longer, however. PAKISTAN was very strong in October, rising +30% in the hope that, like Turkey, it would be a big beneficiary of foreign assistance for its cooperation in the Afghan war, but while this is already coming to pass foreign investors remain cautious about entering the market and it lagged over the quarter as a whole [+10%]. CHINA [+13%] also underperformed in reaction to considerable downward revisions of its economic outlook, despite its long-awaited entry into the World Trade Organization. Regulatory and operating challenges to the telecom companies fed through to the broader index, given CHINA MOBILE's large weighting.

     The best large markets were, of course, KOREA [+56%] and TAIWAN [+53%]. Semiconductor prices rose sharply as inventories fell and utilization levels for top-end products reached 100%. Enthusiasm for these foundries and memory manufacturers (SAMSUNG ELECTRONICS +96%, TAIWAN SEMICONDUCTOR +85%) quickly fed through to technology stocks throughout the hardware supply chain. Along with exports, the domestic Korean economy has also clearly bottomed out and domestic investors were keen to join foreigners who have been net buyers for the last twelve months, to the benefit of financials as well as technology plays.


OUTLOOK

     Emerging equities outperformed in 2001 as investors rushed to price in a recovery in the G7 economies next year. We foresee further outperformance in 2002, but driven just as much by the understanding--yet to dawn on the consensus--that US stocks arE overvalued long-term and cannot sustain the




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returns  of  recent  years.  Emerging  stocks  show  good  value on a number  of indicators despite recent rises, and investment dollars will be drawn into this asset class if the US indices stagnate for a while rather than move aggressively in either direction.

     In addition to this global liquidity, domestic savings across developing countries remain under-invested in equities and the impact of a shift in sentiment can be dramatic--see Korea's recent performance for an example. Whilst any further dramatic falls in the US may well drag down our markets, we have little fear of contagion across countries: the South African rand has admittedly suffered during Argentina's crisis, but Brazilian and Russian equities and bonds have seen no ill effects.

     After all the volatility over the last year, it is instructive to note that the various pan-emerging sectors all performed broadly in line with each other over twelve months, from energy [+9%] to consumer staples [-8%] with three outliers on the downside as far as telecoms [-19%]. (Source: MSCI indices. The overall MSCI Emerging Free fell -5%.) Even technology [+3%] ended in the middle of the range. In contrast to this evenness across sectors, the equivalent country performances were widely dispersed. Of the ten largest MSCI countries, Russia [+53%] and Korea [+46%] far outstripped China [-26%] and Israel [-32%] over the year.

     In the coming year, our feeling is that the reverse may happen. Variations between countries should decline, and the important decisions will be stock and sector specific. One current case is South Africa, where the rand's stalling after a 25% decline has created a sharp dichotomy between domestic financials and exporting miners. Another example of the importance of intra-market sectoral calls is India, where the recent software rally has been matched by motorcycle stocks whose underlying sales are booming. Technology will remain the most significant sector for the foreseeable future, although after recent sharp rises a lull over the lunar New Year may hold back Asian performance in the short term.



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               FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 2001

                               [BAR CHART OMITTED]

SOUTH KOREA               19.5
TAIWAN                    17.8
SOUTH AFRICA              10.0
BRAZIL                     6.7
INDIA                      6.0
TURKEY                     5.6
THAILAND                   5.4
MEXICO                     5.0
RUSSIA (FED.)              5.0
CHINA                      3.6
HUNGARY                    3.4
INDONESIA                  2.5
POLAND                     2.1
MALAYSIA                   1.4
PHILIPPINES                1.4
CZECH REPUBLIC             1.3
EGYPT                      0.9
ISRAEL                     0.8
CASH                       0.6
CROATIA                    0.6
CHILE                      0.4
MISCELLANEOUS              0.0


              FUND COUNTRY WEIGHTS VERSUS IFC GLOBAL COMPOSITE INDEX
                              AT DECEMBER 31, 2001

                               [BAR CHART OMITTED]

SOUTH KOREA                 4.6
THAILAND                    4.2
SOUTH AFRICA                4.0
TURKEY                      3.7
HUNGARY                     2.7
INDONESIA                   1.8
CZECH REPUBLIC              1.0
POLAND                      1.0
TAIWAN                      0.9
RUSSIA (FED.)               0.8
EGYPT                       0.5
PHILIPPINES                 0.4
OTHER                       0.0
PORTUGAL                    0.0
SLOVAK REPUBLIC            -0.0
SRI LANKA                  -0.1
INDIA                      -0.1
BRAZIL                     -0.2
OMAN                       -0.2
PAKISTAN                   -0.2
BAHRAIN                    -0.2
VENEZUELA                  -0.3
NIGERIA                    -0.3
ZIMBABWE                   -0.3
ARGENTINA                  -0.4
COLUMBIA                   -0.4
PERU                       -0.4
JORDAN                     -0.5
MOROCCO                    -0.5
MEXICO                     -1.9
CHILE                      -1.9
MALAYSIA                   -2.0
ISRAEL                     -2.6
SAUDI ARABIA               -3.7
CHINA                     -10.3


Source: Pictet International Management Limited.

The above chart shows the absolute over/under-weightings of the Fund relative to its Index.

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                           PORTFOLIO MANAGER'S REPORT

     For equities, 2001 neatly breaks down into two periods, quarters one to three and quarter four. In the first nine months of the year, the best performing sectors were those that were insulated from the worst effects of the economic downswing. However, in the final three months of the year cyclical sectors such as industrials, materials and technology performed well, at the expense of defensive sectors such as health care and utilities, as investors began to take the view that the worst of the economic slowdown would soon be over.

     In the final three months of the year global equities (as measured by the MSCI World index) delivered a return of 8.4% in Dollar terms. The EAFE (Europe, Australasia and Far East) sub-component rose 6.8% as a 12.5% gain in Europe was offset by a loss of 6.4% in Japan. Weakening growth, the poor state of domestic banks and insurance companies and the slow pace of structural reform weighed on sentiment in Tokyo and Japan was the worst performer of the larger markets in our universe in 2001 (-30%). International small caps underperformed large caps slightly in the last three months of 2001, but ended the year well ahead (-14.3% vs. -22.6%), outperforming in Continental Europe, the UK, Japan and the rest of the Asia-Pacific region.

     The Fund recorded a gain of 10.0% in the fourth quarter to underperform the HSBC World ex-US Smaller Companies Index slightly. For the year as a whole, the value of the portfolio declined 28%, compared to a loss of 17% for the benchmark index because of the negative impact of stock selection in Continental Europe and the UK, especially in the electronics, IT services, media and medical technology sectors.

     Looking ahead to 2002, we are concerned that investors may have been too aggressive in anticipating a recovery. Abundant liquidity and the greater appetite for equities will support markets in the near term, but there is a risk that corporate earnings will disappoint again. Labor and interest costs are high for this stage in the economic cycle and companies may be forced to initiate another round of cost cutting. This could have an important knock-on effect on the household sector, which was relatively resilient in 2001, at least in the US, UK and Europe.

     Sentiment towards European small caps improved during the final quarter of 2001, especially relative to Japan. Portfolio exposure to the region has increased but we are cautious on the potential to invest more on the Continent. The European Central Bank (ECB) has been slow to act in cutting interest rates and policy-makers do not appear to be attuned to the need to address structural problems (similar to the Japanese attitude in the early and mid 1990s). Because of this, Europe will be a slow growing region for the next couple of years and stock market performance could suffer.

     The sharply deteriorating economy, weakening currency and rising bankruptcy risk within Japan convince many that some kind of financial crisis is imminent. The next few months are critical as more bankruptcies can be expected ahead of the March year-end and public capital is likely to be required to prevent a devastating credit crunch. Although most investors are waiting nervously for these decisive events to unravel, there are signs of encouragement for Japanese small caps. The liquidity environment and sense of crisis both resemble November 1998, the timing of the Yamaichi bankruptcy, after which small caps rose sharply. Valuations for the most part have fallen to attractive levels, and little credit is given to companies that have taken measures to improve their efficiency. Therefore, over the coming months, we expect to increase our exposure to Japan, unwinding the underweight position that was so beneficial over the last quarter.

     Elsewhere in Asia, we have reduced the weighting by cutting back on exposure to China, to reflect deteriorating macro-economic conditions and the likelihood of earnings downgrades, and trimmed the more defensive Australian market. Singapore is a prime beneficiary of the improving outlook for the capital goods sector in the US and we have increased exposure to that market.

     To conclude, we are encouraged by the performance of equities over the past few months and by the emergence of the first signs of an economic recovery. However, we believe that there is enough uncertainty in the outlook to warrant a cautious approach. Attractive valuations have allowed us to reinvest in sectors such as media and electronics over the course of the past few months but we are unlikely to become more





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aggressive   in   these   areas.   We   continue   to   focus   on   identifying
attractively-valued, high-quality small caps with good earnings visibility, which also have the capacity to thrive in a challenging environment.


                      MARKET REVIEW AND INVESTMENT OUTLOOK


CONTINENTAL EUROPE

     The improved performance of European small caps early in the fourth quarter came in spite of a sharp deterioration in business confidence, evidence that unemployment has started to increase and more inaction from the European Central Bank (ECB), which declined two opportunities to cut interest rates in October. Activity indicators did not improve in November, but with inflation falling back towards the 2% threshold used by the ECB, the Bank finally decided to cut rates by 50 basis points. This extra liquidity and tentative signs of stronger economic and corporate data in the US encouraged investors to move back into Continental stock markets.

     December yielded a few kernels of good news in Europe. Business confidence indices in France and Germany rose, albeit from very depressed levels, and consumer sentiment and spending data were also well received. Inflation continues to fall, removing the key constraint on the ECB's ability to continue to cut interest rates. Having been criticized for moving too slowly earlier in the year, the question now is whether the ECB really needs to do much more, especially given the strength of money supply data. Markets have embraced the notion of global economic recovery in the second half of 2002 and the European consumer continues to spend.

     We had noted in September that equities could enjoy support in the short term because valuations had been pushed to very low levels. While the recovery in October corrected the worst of these anomalies, we are concerned that analysts have become too optimistic on the speed of recovery in earnings. Portfolio exposure to Continental Europe increased significantly in the last three months of 2001 but we see limited potential to invest more in the region in the near term.

     At the sector level, our cautious approach to sectors such as electronics and technology has had a negative impact on short-term performance. Nevertheless, we continue to advocate a conservative stance and we continue to focus on identifying companies which have the capacity to continue to grow in a difficult environment, or which have already seen earnings expectations reduced to realistic levels.


UNITED KINGDOM

     As with Continental Europe, the UK market recovered strongly late in the year as the prospects for a global economic recovery in 2002 improved. Interest rates underwent further sharp cuts, with the Monetary Policy Committee (MPC) reducing rates to 4% - the lowest level since 1964. The MPC's supportive monetary stance continued to be supported by benign inflation data, which showed growth in retail prices reduced to just 1.6% in October. Consumer spending remained strong throughout the period, with loose money appearing to outweigh the threat of increased unemployment. Despite the ongoing recession in UK manufacturing, relatively strong Gross Domestic Product (GDP) growth was posted, showing the UK to have the fastest growing economy of the G7 countries. The Governor of the Bank of England's recent comments on the strength of consumer spending appear to support the case that the easing cycle is probably over, and that the next move in rates is likely to be upwards.

     Against the background of an improving global economic outlook, the UK looks reasonably well positioned to maintain medium term GDP growth ahead of the European average. However, the attractions of the economy's relatively strong current performance are tempered by its reliance on strong consumer spending, and the possibility that this will be moderated by interest rate increases later in the year. In this mixed environment, we continue to favor strongly managed companies capable of generating high quality organic growth, as well as those that are well positioned to benefit from improving economic fundamentals.




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JAPAN

     After falling steadily since the end of May, Japanese small caps began the final quarter of the year impressively. Taking their cue from the strong performance of technology shares in the US, smaller companies rose by nearly 7% in local currency terms. While export-related shares rose, however, banks and other finance companies floundered, as concerns about corporate bankruptcies grew along with the economic deterioration. This sense of unease heightened during the interim results season in November with high-profile bankruptcies of TAISEI FIRE AND MARINE, MYCAL and then NIIGATA ENGINEERING. Japanese equities bucked the strong global trend to fall by 3.4% over the month. Significantly, the banks as a sub-sector of the Topix index fell to an all-time low and the yen slid to a five-month low.

     This tone continued with the failure of general contractor AOKI on Dec 6th and confidence was further rattled by the undisclosed exposure of Japanese banks to the Enron bankruptcy. The market became increasingly polarized, with banks, brokers and real estate falling sharply, while export and tech stocks managed modest rises. Overall though, small caps fell by around 10% in Dollar terms in December alone.

     The ongoing deterioration of the Japanese economy and the continued disaffection of investors with Prime Minister Koizumi eventually combined to drive the yen and stock markets lower, and in so doing, re-ignited concerns about the viability of the Japanese financial system. Thus, at the end of the year, the risk premia on Yen assts rose, the currency slipped to new lows and the government passed emergency regulation regarding re-liquification of the banks. Not surprisingly, investor activity ground to a halt, awaiting decisive events.

     Despite the likelihood of bankruptcies in the coming months, we believe the injection of public funds would remove major uncertainties, and observe that, in terms of the liquidity environment and rock-bottom sentiment, the market resembles November 1998, the starting point for a huge rally in the Japanese OTC market. With valuations at attractive levels we see good potential to reinvest in Japan in the coming months.


ASIA PACIFIC

     Elsewhere in Asia, markets fared much better, reacting more directly to the global themes of expected American recovery and super-abundant liquidity that were to characterize the final quarter. Electronics shares were generally strong, but this broadened to include Hong Kong property stocks, driven by better transaction volumes. Chinese shares were also strong performers as economic data in October surprised mildly on the upside and the government reduced stamp duties on local shares. Markets faded in December, constrained by disappointing economic numbers and the weakness of the Yen.

     It is impossible to consider the prospects for Asia without making a judgment on the future direction of American stock markets and consumer confidence. Broadly speaking, however, we remain happy to retain the current level of exposure to the region. Hong Kong is still hamstrung by its ongoing long-term loss of competitiveness relative to the rest of the region, and many commentators feel that a major re-rating is unlikely without a re-fix of the dollar peg. Nevertheless, the market is inexpensive by historical standards, it gives the safest exposure to China, and many of the companies listed there are among the highest quality to be found in the region. Singapore looks even better in the near term, with fiscal stimulus adding to an unexpectedly strong rebound in orders from the US and we have recently increased exposure there.



10
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               FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 2001

                               [BAR CHART OMITTED]
UK                24.6
FRANCE            16.0
JAPAN              9.6
GERMANY            6.8
SWEDEN             5.7
SWITZERLAND        5.0
ITALY              4.2
FINLAND            3.8
AUSTRALIA          3.2
HONG KONG          3.1
BELGIUM            3.0
NETHERLANDS        2.5
SPAIN              2.3
SINGAPORE          2.2
CASH               1.9
CHINA              1.6
NORWAY             1.5
GREECE             1.4
LUXEMBOURG         1.0
IRELAND            0.6

     FUND COUNTRY WEIGHTS VERSUS HSBC WORLD EX-U.S. SMALLER COMPANIES INDEX
                              AT DECEMBER 31, 2001

                               [BAR CHART OMITTED]
FRANCE               8.6
UK                   7.2
GERMANY              2.2
SWEDEN               1.8
SINGAPORE            1.0
BELGIUM              0.9
FINLAND              0.7
OTHER                0.0
MALAYSIA             0.0
SWITZERLAND         -0.6
IRELAND             -1.0
HONG KONG           -1.0
AUSTRIA             -1.2
PORTUGAL            -1.2
NORWAY              -1.3
ITALY               -1.3
SPAIN               -1.3
NEW ZEALAND         -1.7
DENMARK             -1.9
NETHERLANDS         -2.0
AUSTRALIA           -2.2
GREECE              -2.3
JAPAN               -5.8

Source: Pictet International Management Limited.

The above chart shows the absolute over/under-weightings of the Fund relative to its Index at the end of the fourth quarter.



                                                                              11
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--------------------------------------------------------------------------------

                            PORTFOLIO MANAGERS REPORT

     Over the year 2001, the MSCI Europe Net Dividends Index, as measured in US Dollars, declined by 19.9%. The Pictet European Equity Fund in comparison fell by 21.3% over the same period, thus returning an under-performance of -1.4%.

     During the year stock selection contributed negatively to performance with the majority of the under-performance concentrated in the fourth quarter. During this last quarter, the fund suffered from its bias towards larger capitalization companies with fundamentally strong long-term prospects, these stocks did not fall markedly in September and consequently were left behind in the fourth quarter market recovery. For the full year period, the largest negative contributions came from the Industrials and Consumer Discretionary sectors. Within the Industrials sector, the fund held an overweight position in DEUTSCHE LUFTHANSA until the 3rd of October, this under-performed in the first (by 12%) and third (by 38%) quarters due to sentiment towards the US economy. The fund also held a position in BUHRMANN, the Dutch office stationery supplier, which fell by 71% relative to the market in the first nine months, before recovering some strength in the fourth quarter. The management and market did not anticipate the impact of the declining economic environment on BUHRMANN'S product mix, and consequently the company was forced to issue profit warnings on both the first and second quarter earnings. Within the Consumer Discretionary sector, the fund under-performed most noticeably in the first quarter. This was primarily due to an underweight position in DAIMLERCHRYSLER which out-performed by 30% due to the announcement of a significant restructuring program at CHRYSLER.

     Asset Allocation was positive during the year with the fund benefiting during the first nine months from its underweight stance in those sectors more sensitive to the economic cycle. Consequently, the fund held underweight positions in sectors like Consumer Discretionary and Industrials, whilst reducing exposure to Technology during the first few months of the year. The sharp deterioration in the US economy during February and March was compounded by the events of September 11th. The defensive stance taken by the portfolio reaped the benefits in the third quarter out-performing by 3.2%. From the market lows of September 21st, valuation levels and the potential for improving economic conditions saw the fund move to a more neutral sector stance.


                      MARKET REVIEW AND INVESTMENT OUTLOOK


REVIEW

     The sharp downturn in US Gross Domestic Product (GDP) was the main economic feature during the year. From a growth rate of 4.1% in both 1999 and 2000, the US economy is expected to grow at no higher than 1% during 2001. The most obvious economic effect of this slowdown has been in the rate of unemployment in the US, which has risen from 4% at the beginning of the year to 5.7% in November. European growth prospects have also diminished, although at a slower rate than that seen in the US. Business surveys in Europe consistently under-performed expectations throughout the year under review and stabilized at depressed levels in the fourth quarter. European GDP is expected to grow by approximately 1H% in 2001 after a modest growth rate of 3.4% in 2000. In the wake of this economic environment, inflation has become more subdued over the course of the year. Euro-zone inflation has been above the European Central Bank's ceiling of 2% for the entire year, peaking at 3.4% in May. However, as economies have cooled and the price of oil collapsed after September 11th, Euro-zone inflation is heading rapidly to the 2% level.

     The response to these economic indicators by the Central Banks in the US and Europe have been dramatic, particularly after September 11th, in a concerted effort to restore confidence to consumers and provide stability to financial markets. The Federal Reserve has cut US interest rates 11 times during the year by a cumulative 475 basis points to the current level of 1I%. The ECB has been more reticent to cut rates due to the high rate of inflation. They cut rates on four occasions by a cumulative 150 basis points to 3G%. The UK central bank was more aggressive than its Euro-zone counterpart, cutting base rates on seven occasions by a cumulative 200 basis points to 4%. As the fourth quarter progressed, commentators began discussing





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--------------------------------------------------------------------------------

what the effect these interest rate reductions would have on economic growth. The arguments centered around the shape of the recovery, with a "V", a "U" and even an "L" shaped recovery being promoted.

     Analyst earnings downgrades and corporate profit warnings were prevalent throughout the year. The sectors that were most hit were those most exposed to the weak economic conditions, in particular technology, heavy industry and travel. Bellwether companies such as NOKIA, CAP GEMINI, DEUTSCHE LUFTHANSA and ABB all announced that their earnings would not meet expectations for the year. As a result, corporate earnings growth for 2001, which at the beginning of the year were forecast to be around +10%, will probably be in the region of -16%. Consensus expectations for earnings growth in 2002 have remained fairly constant at around +13%.

     The sharp economic slowdown, particularly in technology and investment spending, was reflected in the sector performances over the year. The Technology Hardware sector (-46.5%) suffered from decreased capital expenditure by telecommunications companies and by the slowdown in semiconductor demand, while the high debt burden suffered by the telecom operators after their recent spending spree caused the Telecommunications sector (-28.3%) to under-perform. Also weak was the Transport sector (-23.7%) which suffered the fall-out from reduced air travel after the September 11th attacks. The best performing sectors were a mixture of defensive sectors and those exposed to consumer spending. The best performing sectors were Retailing (+0.7%) and Autos (-0.8%), benefiting from the strength in consumer spending throughout the year under review, and Food, Beverages & Tobacco (-3.1%).


OUTLOOK

     Despite early signs of stabilization in economic conditions, official economic data is, and will continue to be for some time, weak, but the sharp reduction in inflationary expectations and subsequent interest rate cuts has created a store of economic growth prospects. The main uncertainty worrying economic commentators is the timing and the magnitude of the recovery, with those expressing a preference for a "V-shaped" recovery currently winning the debate, as witnessed by the strong recovery in share prices from the low of September 21st. Equities, globally as well as in Europe, have recovered sharply and a period of consolidation is likely as analysts continue to reduce their forecasts in the face of continued weakness in companies' operating environments. However, equities offer compelling value and, whilst equity markets will find it hard to make sustained upward progress until forward indicators turn, the current levels of share prices offer upside to those investors prepared to take a long term view.





               FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 2001

                               [BAR CHART OMITTED]

UK             31.9
FRANCE         16.5
GERMANY        14.3
SWITZERLAND    14.0
ITALY           6.9
NETHERLANDS     6.3
SPAIN           3.6
FINLAND         3.5
CASH            3.0



                                                                              13
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--------------------------------------------------------------------------------

                           PORTFOLIO MANAGER'S REPORT

     Over the year 2001, the MSCI Europe Australasia and Far East Index, as measured in US Dollars, declined by 21.4%. The Pictet International Equity Fund in comparison fell by 21.0% over the same period, thus out-performing by 0.4%. Asset allocation contributed positively to the fund's relative returns with the main boost coming from the adoption of an underweight position in Japan. Good stock selection in Japan and elsewhere in Asia also helped relative performance, but this was more than wiped out by poor stock selection within Europe.

     In Europe, performance was 1.2% below the local index -- this all came in the fourth quarter. During this quarter the fund suffered from its bias towards larger capitalization companies with fundamentally strong long-term prospects -- these stocks did not fall markedly in September and consequently were left behind in the fourth quarter rally. For the full year period, the largest negative contributions came from the Industrials and Consumer Discretionary sectors. Within the Industrials sector, the fund's overweight positions in DEUTSCHE LUFTHANSA and BUHRMANN (the Dutch office stationery supplier) were the main drag due to severe underperformance in the first nine months. At BUHRMANN, the management and market did not anticipate the impact of the declining economic environment on the company's product mix and, consequently, the company was forced to issue profit warnings on both the first and second quarter earnings. Within the Consumer Discretionary sector, the fund under-performed most noticeably in the first quarter. This was primarily due to an underweight position in DAIMLERCHRYSLER, which out-performed by 30% following the announcement of a significant restructuring program.

     In Japan, the portfolio managed to modestly outperform a disappointing market, falling 27.6% compared with a decline of 29.3% in the MSCI Japan Index. The adoption of a defensive sector stance (overweighting Consumer Staples and Health Care) worked well, but poor stock selection in the consumer Discretionary and Financials sectors was detrimental to relative returns.


                       MARKET REVIEW & INVESTMENT OUTLOOK


REVIEW
     After delivering negative returns in 2000 many commentators expected the world's stock markets to rally in 2001. This view became the consensus expectation in January of last year when the US Federal Reserve began a 2001 rate-cutting program that would see short-term interest rates fall from 6.50% to just 1.75%. After all it never paid to "fight the Fed", share prices always rose soon after the first cut in a new easing cycle. As it transpired, however, 2001 was another poor year for the world's stock markets with the MSCI World Equities index down 18% in dollar terms, generating the first period of back to back negative annual total returns for stock markets since the mid 1970s (1973 and 1974). In simple terms, global stock markets failed to respond positively to rate cuts because economic and profit growth disappointed. In part, this development was a reflection of the higher energy prices and tighter fiscal and monetary conditions seen in late 1999 and the first half of 2000. These factors had their largest negative effect on growth in the first half of 2001.

     While equities posted poor returns over 2001 the low for markets was actually seen in the third week of September, shortly after the terrorist attacks on New York and Washington. The fourth quarter of 2001 witnessed a sharp rally in share prices as investors began to take the view that the worst of the economic slowdown would soon be over. In the final three months of the year, global equities (as measured by the MSCI World index) delivered a return of 8.4% (dollar terms). Europe and the US posted returns of 9H-10% while the emerging markets produced a return of around 28%. The only market not to participate in the rally was Japan where weakening growth, the poor state of domestic banks and insurance companies and the slow pace of structural reform weighed on sentiment. Japanese equities fell 6% on the quarter. Japan was also the worst performing market over the year (-30%).


OUTLOOK

     We are concerned that markets have largely discounted a strong recovery and that growing imbalances (most notably, high personal consumption and low savings in the US) will limit the prospects for a





14
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--------------------------------------------------------------------------------


recovery and also limit the effectiveness of future attempts to boost the economy. This leads us to conclude that gains in share prices over 2002 are likely to be quite modest.

     With regard to regional allocation, we believe the most important issue as we enter 2002 is whether now is the time to change our long-standing negative view on Japan. Valuations are supportive with the market looking cheap against bonds and against other major markets on a variety of valuation comparisons. More importantly, however, we seem to be entering a very important and interesting phase for determining the future shape of the banking sector -- many options are being considered. Aggressive write-offs by banks during recent interim results and a recent tougher stance on weak borrowers indicates a bumpy (and, ultimately, very encouraging) road ahead. Finally, investor optimism towards Japan is very low. This cocktail of factors makes it very likely that the long period of Japanese sub-par returns is drawing to a close.

     In contrast to Japan, we are increasingly concerned over prospects for Europe in 2002. The European Central Bank (ECB) has been slow to act in cutting interest rates and Europe's structural problems are not being addressed because European policy makers do not perceive there to be a problem (similar to the Japanese attitude in the early and mid 1990s). Because of this, we fear Europe will be a slow growing region for the next couple of years and stock market performance may suffer accordingly. Therefore, during the course of the first quarter of 2002 we expect to gradually reduce our European exposure in favor of Japan.

     The recent improvement in performance of smaller Asian markets is attributable to a number of factors, but perhaps the more important have been a sharp rise in global liquidity, a large reduction in risk aversion, signs of a stabilization in global economic activity and attractive equity market valuations. Liquidity is still abundant and valuations attractive, but against this we may see a modest rise in risk aversion if the economic evidence in coming months fails to provide support to the growth optimists. We therefore believe it is appropriate to adopt a neutral position within the portfolio.




               FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 2001

                               [BAR CHART OMITTED]
UK                     23.8
JAPAN                  16.0
FRANCE                 11.7
GERMANY                10.9
SWITZERLAND            10.7
NETHERLANDS             6.7
ITALY                   4.6
CASH                    4.1
FINLAND                 2.7
SPAIN                   2.7
AUSTRALIA               2.2
HONG KONG               2.0
SINGAPORE               1.7
CHINA                   0.2

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PICTET EASTERN EUROPEAN FUND HIGHLIGHTS -- DECEMBER 31, 199
--------------------------------------------------------------------------------
                   PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                          PICTET EASTERN EUROPEAN FUND

                                       VS.

         INTERNATIONAL FINANCE CORPORATION GLOBAL EASTERN EUROPE INDEX+
                                        &
                       ING BARINGS EASTERN EUROPE INDEX++

                              [LINE GRAPH OMITTED]

         PICTET EASTERN    INTERNATIONAL FINANCE       ING BARINGS
             EUROPEAN    CORPORATION GLOBAL EASTERN      EASTERN
               FUND            EUROPE INDEX           EUROPE INDEX
4/98          10000               10000                    10000
12/98          6607                3977                     5052
12/99          8960                6686                     6672
12/00          8657                5563                     5889
3/01           8051                5255                     5145
6/01           8800                6122                     5622
9/01           7475                5008                     4658
12/01         10062                6579                     6034

+ The International Finance Corporation Global Eastern Europe Index is an index composed of 94 stocks covering 7 markets.

++ The INGBarings Eastern Europe Index is an index composed of 56 stocks covering 4 markets.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*

   PICTET EASTERN EUROPEAN FUND (INSTITUTIONAL CLASS)       ACTUAL
   --------------------------------------------------       ------
   Year Ended 12/31/01                                       16.22%
   Inception (04/07/98) through 12/31/01                      0.16%
--------------------------------------------------------------------------------

          *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                    PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                       PICTET GLOBAL EMERGING MARKETS FUND

                                       VS.

            INTERNATIONAL FINANCE CORPORATION GLOBAL COMPOSITE INDEX
                                  TOTAL RETURN+

                              [LINE GRAPH OMITTED]
           PICTET GLOBAL              INTERNATIONAL FINANCE CORPORATION
      EMERGING MARKETS FUND                 GLOBAL COMPOSITE INDEX
10/95         10000                                  10000
12/95          9528                                   9702
12/96         10321                                  10468
12/97          9156                                   8945
12/98          7029                                   7059
12/99         11499                                  11486
3/00          11520                                  11851
6/00           9218                                  10705
9/00           8134                                   9342
12/00          7246                                   8182
3/01           6947                                   7978
6/01           7174                                   8310
9/01           5729                                   6533
12/01          7197                                   8159

+ The InternationalFinance Corporation Global Composite Index Total Return is an index composed of 1,812 stocks covering 34 markets.

Index information is available at month-end only; therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*

   PICTET GLOBAL EMERGING MARKETS FUND                    ACTUAL
   ------------------------------------                   ------
   Year Ended 12/31/01                                     (0.68)%
   Inception (10/04/95) through 12/31/01                   (5.13)%
--------------------------------------------------------------------------------


          *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                    PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                    PICTET INTERNATIONAL SMALL COMPANIES FUND

                                       VS.

                HSBC WORLD EXCLUDING U.S. SMALL COMPANIES INDEX+

                              [LINE GRAPH OMITTED]
                PICTET INTERNATIONAL       HSBC JAMES CAPEL WORLD EXCLUDING
                SMALL COMPANIES FUND          U.S. SMALL COMPANIES INDEX
2/96                     10000                        10000
12/96                    10285                        10649
12/97                     9495                         9284
12/98                    10003                         9590
12/99                    18651                        12814
12/00                    19874                        10923
3/01                     16390                         9925
6/01                     16156                         9820
9/01                     13022                         8209
12/01                    14318                         9082

+ The HSBC World excluding U.S. Small Companies Index is an index composed of 1,401 smaller company stocks covering 18 markets.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*

   PICTET INTERNATIONAL SMALL COMPANIES FUND                     ACTUAL
   ------------------------------------------                    ------
   Year Ended 12/31/01                                           (27.95)%
   Inception (02/07/96) through 12/31/01                           6.27%
--------------------------------------------------------------------------------

          *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
                    PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                           PICTET EUROPEAN EQUITY FUND

                                       VS.

                MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX+

                               [LINE GRAPH OMITTED]

      PICTET EUROPEAN          MORGAN STANLEY CAPITAL
         EQUITY FUND      INTERNATIONAL EUROPE PRICE INDEX
  8/00     10000                        10000
 12/00      9196                         9461
 12/01      7238                         7596


+ The Morgan Stanley Capital International Europe Index is an index composed of 554 stocks covering 16 markets.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*

   PICTET EUROPEAN EQUITY FUND                         ACTUAL
   ----------------------------                        ------
   Year Ended 12/31/01                                  (21.29)%
   Inception (8/15/00) through 12/31/01                 (20.91)%
--------------------------------------------------------------------------------

          *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                    PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                        PICTET INTERNATIONAL EQUITY FUND

                                       VS.

   MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX+

                               [LINE GRAPH OMITTED]
      PICTET INTERNATIONAL    MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE,
          EQUITY FUND              AUSTRALASIA AND FAR EAST INDEX
8/00         10000                                10000
9/00          9410                                 9454
12/00         9106                                 9200
12/01         7190                                 7217

+ The Morgan Stanley Capital International Europe, Australasia and Far East Index is an index composed of 1,023 stocks covering 21 markets.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*

   PICTET INTERNATIONAL EQUITY FUND                            ACTUAL
   --------------------------------                            ------
   Year Ended 12/31/01                                         (21.04)%
   Inception (8/15/00) through 12/31/01                        (21.29)%
--------------------------------------------------------------------------------

          *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 2001
--------------------------------------------------------------------------------


                                                                                                        VALUE
    SHARES                                                                                            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- 86.9%
CROATIA - 2.4%
         4,000    Pliva d.d., GDR, Registered Shares                                               $     41,400
           700    Zagrebacka Banka d.d., GDR, Registered Shares                                          16,047
                                                                                                   ------------
                                                                                                         57,447
                                                                                                   ------------
CZECH REPUBLIC - 6.1%
         2,000    Ceske Radiokomunikace AS, GDR                                                          20,750
         6,400    Cesky Telecom AS                                                                       65,241
        22,000    CEZ AS                                                                                 47,971
        10,100    Unipetrol AS+                                                                          12,792
                                                                                                   ------------
                                                                                                        146,754
                                                                                                   ------------
ESTONIA - 1.8%
         1,900    AS Eesti Telekom, GDR, Registered Shares                                               22,895
         2,300    Hansabank, Ltd.                                                                        21,166
                                                                                                   ------------
                                                                                                         44,061
                                                                                                   ------------
HUNGARY - 16.7%
           500    EGIS Rt.                                                                               19,105
         1,300    Gedeon Richter Rt., Sponsored GDR                                                      70,850
         4,900    Magyar Tavkozlesi Rt., Sponsored ADR                                                   83,251
         9,000    MOL Magyar Olaj-es Gazipari Rt., Sponsored GDR                                        162,000
         1,000    OTP Bank Rt., Sponsored GDR                                                            58,500
         1,200    Pannonplast Rt.                                                                        11,353
                                                                                                   ------------
                                                                                                        405,059
                                                                                                   ------------
POLAND - 16.8%
           800    Bank Pekao SA+                                                                         16,173
         2,906    Bank Zachodni WBK SA+                                                                  36,765
         1,100    ComputerLand SA+                                                                       29,224
        11,000    Elektrim Spolka Akcyjna SA+                                                            24,910
         1,050    Grupa Kety SA+                                                                         12,274
         8,000    KGHM Polska Miedz SA                                                                   26,315
         1,200    Polski Koncern Naftowy Orlen SA                                                         5,769
         7,000    Polski Koncern Naftowy Orlen SA, GDR                                                   67,900
         3,900    Prokom Software SA, GDR+                                                               53,820
         1,000    Przedsiebiorstwo Farmaceutyczne JELFA SA                                               14,372
        33,900    Telekomunikacja Polska SA, GDR+                                                       118,650
                                                                                                   ------------
                                                                                                        406,172
                                                                                                   ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                                                                        VALUE
    SHARES                                                                                            (NOTE 1)
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
RUSSIA - 39.8%
        13,500    AO Mosenergo, Sponsored ADR                                                      $     56,970
         1,250    AO VimpelCom, Sponsored ADR+                                                           32,562
         5,300    JSC Mining and Smelting Company Norilsk Nickel, ADR+                                   90,100
        52,000    Lenenergo+                                                                             18,525
         2,070    Lukoil, Sponsored ADR                                                                 101,948
         1,950    Mobile Telesystems, Sponsored ADR+                                                     69,537
         2,500    Moscow City Telephone+                                                                 15,313
        10,500    OAO Gazprom, Sponsored ADR, Registered Shares                                         104,475
        12,100    RAO Unified Energy Systems, GDR, Registered Shares                                    190,333
        74,800    Rostelecom, Preferred Par+                                                             36,098
         9,900    Rostelecom, Sponsored ADR                                                              51,777
         7,100    Surgutneftegaz, Sponsored ADR                                                         110,760
         1,100    YUKOS, ADR                                                                             85,360
                                                                                                   ------------
                                                                                                        963,758
                                                                                                   ------------
TURKEY - 3.3%
       428,571    Enka Holding Yatirim AS                                                                30,192
     2,345,000    Tupras-Turkiye Petrol Rafinerileri AS                                                  19,743
           185    Turkcell Iletisim Hizmetleri AS+                                                            2
         1,500    Turkcell Iletisim Hizmetleri AS, ADR+                                                  30,795
                                                                                                   ------------
                                                                                                         80,732
                                                                                                   ------------
TOTAL COMMON AND PREFERRED STOCKS (COST $2,036,570*)                                    86.9%         2,103,983
                                                                                                   ------------
OTHER ASSETS AND LIABILITIES (NET)                                                      13.1            317,425
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             100.0%        $2,421,408
---------------------------------------------------------------------------------------------------------------

  *  The aggregate cost for Federal tax purposes is $2,134,117.
  +  Non-income producing security.

Abbreviations:
ADR   American Depositary Receipt
GDR   Global Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------

AT DECEMBER 31, 2001, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                                                       % OF NET          VALUE
INDUSTRY DIVERSIFICATION                                                                ASSETS         (NOTE 1)
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS:
Oil Company - Integrated                                                                   19.0%      $  460,068
Telephone - Integrated                                                                     13.8          333,421
Utilities - Electric and Gas                                                               12.9          313,799
Metals - Non Ferrous                                                                        7.6          183,026
Banking                                                                                     6.1          148,651
Health and Personal Care                                                                    6.0          145,727
Cellular Telecommunication                                                                  5.5          132,896
Gas - Distribution                                                                          4.3          104,475
Oil Refining &Marketing                                                                     3.9           93,412
Multi-Industry                                                                              3.5           83,044
Telecom Services                                                                            3.3           80,554
Electronic Components and Instruments                                                       1.0           24,910
----------------------------------------------------------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS                                                          86.9        2,103,983
OTHER ASSETS AND LIABILITIES (NET)                                                         13.1          317,425
----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                100.0%      $2,421,408
----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 2001
--------------------------------------------------------------------------------


                                                                                                      VALUE
    SHARES                                                                                          (NOTE 1)
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- 99.4%
BRAZIL - 6.7%
    67,813,100    Banco Bradesco SA, Preference No Par 3.17%                                       $    366,876
     6,044,800    Banco Itau SA, Preference No Par                                                      460,432
    37,000,000    Centrais Eletricas Brasileiras SA, Class B, Preference No Par                         499,634
    29,833,600    Cia Energetica de Minas Gerais, Preference No Par                                     426,103
        33,000    Cia Siderurgica Nacional SA, Sponsored ADR                                            531,960
        34,000    Cia Vale do Rio Doce                                                                  765,205
        11,100    Cia Vale do Rio Doce, Class A, Preference No Par                                      257,984
        59,900    Cia Vale do Rio Doce, Class B+, Preference##                                              259
        15,300    Empresa Brasileira de Aeronautica SA, Sponsored ADR                                   338,589
        20,400    Petroleo Brasileiro SA, Preference No Par 0.35%                                       451,618
        18,000    Petroleo Brasileiro  SA, ADR, Preference No Par 0.06%                                 400,140
                                                                                                   ------------
                                                                                                      4,498,800
                                                                                                   ------------
CHILE - 0.4%
        18,700    Cia de Telecomunicaciones de Chile SA, Sponsored ADR+                                 251,702
                                                                                                   ------------

CHINA - 3.6%
       764,000    Aluminum Corporation of China, Ltd.+                                                  133,246
     1,300,000    Beijing Datang Power Generation Company, Ltd., Class H                                416,780
       199,000    China Mobile (Hong Kong), Ltd.+                                                       700,517
     3,263,000    China Petroleum and Chemical Corporation (Sinopec), Class H                           447,738
       716,000    Cosco Pacific, Ltd.                                                                   369,575
       567,300    Denway Motors, Ltd.                                                                   176,420
       930,000    PetroChina Company, Ltd., Class H                                                     164,583
                                                                                                   ------------
                                                                                                      2,408,859
                                                                                                   ------------
CROATIA  - 0.6%
        38,000    Pliva d.d., GDR, Registered Shares                                                    393,300
                                                                                                   ------------

CZECH REPUBLIC - 1.3%
        43,000    Cesky Telecom AS                                                                      438,336
        47,230    Komercni Banka AS, GDR+                                                               450,102
                                                                                                   ------------
                                                                                                        888,438
                                                                                                   ------------
EGYPT - 0.9%
        40,700    Commercial International Bank                                                         248,201
        45,800    Egyptian Company for Mobile Services+                                                 333,961
                                                                                                   ------------
                                                                                                        582,162
                                                                                                   ------------
HUNGARY - 3.4%
         8,500    Gedeon Richter Rt., Sponsored GDR                                                     463,250
        23,000    Magyar Tavkozlesi (Matav) Rt., Sponsored ADR                                          390,770
        42,200    MOL Magyar Olaj-es Gazipari Rt., Sponsored GDR                                        759,600
        10,700    OTP Bank Rt., Sponsored GDR                                                           625,950
                                                                                                   ------------
                                                                                                      2,239,570
                                                                                                   ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                                                                      VALUE
    SHARES                                                                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
INDIA - 6.0%
        15,900    HDFC Bank, Ltd., ADR+                                                            $    231,345
        60,200    Hindalco Industries, Ltd., Sponsored GDR@                                             788,620
        30,100    ITC, Ltd., GDR                                                                        466,550
        58,500    Larson & Toubro, GDR, Registered S Shares                                             452,205
        38,400    Reliance Industries, Ltd., Sponsored GDR@                                             527,232
       120,000    State Bank of India, GDR                                                              990,000
       273,000    Tata Engineering and Locomotive Company, Ltd., Sponsored GDR+                         546,000
                                                                                                   ------------
                                                                                                      4,001,952
                                                                                                   ------------
INDONESIA - 2.5%
     2,014,500    PT Astra International Tbk+                                                           377,718
       324,000    PT Gudang Garam Tbk+                                                                  269,481
     6,405,000    PT Indofood Sukses Makmur Tbk                                                         384,916
       114,600    PT Telekomunikasi Indonesia, Sponsored ADR                                            664,680
                                                                                                   ------------
                                                                                                      1,696,795
                                                                                                   ------------
ISRAEL - 0.8%
        13,700    Check Point Software Technologies, Ltd.+                                              546,493
                                                                                                   ------------

MALAYSIA - 1.4%
       397,000    Malayan Cement Berhad                                                                 102,905
        58,000    Malaysian Pacific Industries Berhad                                                   239,628
       228,400    Public Bank Berhad                                                                    160,479
       192,000    Sime Darby Berhad                                                                     247,575
       152,000    Star Publications (Malaysia) Berhad                                                   197,597
                                                                                                   ------------
                                                                                                        948,184
                                                                                                   ------------
MEXICO - 5.0%
       456,700    Grupo Elektra SA de CV, CPO                                                           291,895
         6,300    Grupo Televisa SA, Sponsored ADR+                                                     272,034
       177,700    Kimberly-Clark de Mexico SA de CV, Class A                                            532,988
        44,100    Telefonos de Mexico SA de CV, ADR                                                   1,544,382
        29,100    Tubos de Acero de Mexico SA, Sponsored ADR                                            260,154
       156,100    Wal-Mart de Mexico SA de CV, Series V                                                 425,638
                                                                                                   ------------
                                                                                                      3,327,091
                                                                                                   ------------
PHILIPPINES - 1.4%
       615,000    ABS-CBN Broadcasting Corporation, PDR                                                 283,054
       249,000    Manila Electric Company, Class B+                                                     142,348
        14,000    Philippine Long Distance Telephone Company                                            113,270
       379,600    San Miguel Corporation, Class B                                                       386,204
                                                                                                   ------------
                                                                                                        924,876
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                                                                      VALUE
    SHARES                                                                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
POLAND - 2.1%
        40,000    KGHM Polska Miedz SA, GDR                                                        $    259,200
        26,000    Polski Koncern Naftowy Orlen SA, GDR                                                  252,200
       250,000    Telekomunikacja Polska SA, GDR+                                                       875,000
                                                                                                   ------------
                                                                                                      1,386,400
                                                                                                   ------------
RUSSIA - 5.0%
        63,500    OAO Gazprom, Sposored ADR, Registered Shares                                          631,825
        83,300    RAO Unified Energy Systems, GDR, Registered Shares                                  1,310,309
        61,000    Surgutneftegaz, Sponsored ADR                                                         951,600
         5,900    YUKOS, ADR                                                                            460,495
                                                                                                   ------------
                                                                                                      3,354,229
                                                                                                   ------------
SLOVAKIA - 0.0%#
         2,700    Chirana Prema AS+##                                                                         0
                                                                                                   ------------

SOUTH AFRICA - 10.0%
       411,100    ABSA Group, Ltd.                                                                    1,202,968
        15,200    Anglo American Plc                                                                    232,150
       110,000    Barloworld, Ltd.                                                                      537,390
       128,300    Gold Fields, Ltd.                                                                     615,027
       161,300    Iscor, Ltd.+                                                                          152,626
        83,300    Kumba Resources, Ltd.+                                                                215,976
        52,300    Nedcor, Ltd.                                                                          541,530
       921,000    Sanlam, Ltd.                                                                          705,626
        24,000    Sappi, Ltd.+                                                                          240,100
        38,100    Sasol, Ltd.                                                                           334,784
       142,700    South African Breweries Plc                                                           939,832
       370,600    Standard Bank Investment Corporation, Ltd.                                            963,961
                                                                                                   ------------
                                                                                                      6,681,970
                                                                                                   ------------
SOUTH KOREA - 19.5%
        76,350    Daewoo Shipbuilding & Marine Engineering Company, Ltd.+                               369,107
        49,800    Good Morning Securities Company, Ltd.+                                                218,384
        15,600    Hana Bank                                                                             200,716
        49,100    Honam Petrochemical Corporation                                                       657,906
        37,010    Hyundai Motor Company, Ltd.                                                           757,951
        28,620    Kookmin Bank                                                                        1,085,098
        20,100    Korea Electric Power Corporation                                                      332,067
        17,630    Korea Telecom Corporation                                                             670,437
        34,000    Korea Tobacco & Ginseng Corporation                                                   502,170
        29,400    LG Chem, Ltd.+                                                                        486,829
        37,000    Pohang Iron & Steel Company, Ltd., Sponsored ADR                                      851,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                                                                      VALUE
    SHARES                                                                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
SOUTH KOREA - (continued)
       175,120    Samsung Corporation                                                              $    970,593
        13,650    Samsung Electronics Company, Ltd.                                                   2,899,391
        17,600    Samsung Fire & Marine Insurance Company, Ltd.                                         750,362
        21,500    Samsung Securities Company, Ltd.+                                                     783,232
         5,800    Shinsegae Company, Ltd.                                                               613,780
        38,500    SK Telecom Company, Ltd., ADR                                                         832,370
                                                                                                   ------------
                                                                                                     12,981,393
                                                                                                   ------------
TAIWAN - 17.8%
       185,400    Accton Technology Corporation+                                                        476,869
       205,750    Asustek Computer, Inc.                                                                899,660
       864,000    Bank Sinopac+                                                                         360,507
       525,128    Cathay Financial Holding Company, Ltd.+                                               855,435
       717,000    Chiao Tung Bank                                                                       436,461
     1,481,140    China Steel Corporation                                                               577,798
       892,000    Formosa Chemicals & Fibre Corporation                                                 599,073
       544,772    Fubon Financial Holding Company, Ltd.+                                                473,299
       198,000    Hon Hai Precision Industry Company, Ltd.                                              905,383
        29,000    Mediatek, Inc.                                                                        487,329
       473,193    Nan Ya Plastic Corporation                                                            362,427
       238,000    Quanta Computer, Inc.                                                                 775,405
       756,486    Taiwan Cellular Corporation+                                                        1,011,798
       648,200    Taiwan Semiconductor Manufacturing Company, Ltd.+                                   1,620,929
     1,055,850    United Microelectronics Corporation+                                                1,538,932
       699,740    Yuanta Core Pacific Securities Company+                                               481,949
                                                                                                   ------------
                                                                                                     11,863,254
                                                                                                   ------------
THAILAND - 5.4%
       484,000    Advanced Info Service Public Company, Ltd. (F)                                        445,917
       680,000    Bangkok Bank Public Company, Ltd. (F)+                                                757,175
        76,000    BEC World Public Company, Ltd. (F)                                                    353,966
       390,680    Delta Electronics (Thailand) Public Company, Ltd.(F)                                  247,321
       448,000    Land and Houses Public Company, Ltd.(F)+                                              395,024
       379,400    PTT Public Company, Ltd.(F)+                                                          295,936
     1,316,000    Shin Corporation Public Company, Ltd.(F)+                                             464,154
     1,372,300    Thai Farmers Bank Public Company, Ltd. (F)+                                           676,374
                                                                                                   ------------
                                                                                                      3,635,867
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                                                                      VALUE
    SHARES                                                                                          (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
TURKEY - 5.6%
    66,000,000    Eregli Demir ve Celik Fabrikalari TAS+                                           $    827,835
    18,666,666    Koc Holding AS                                                                        487,514
    13,600,000    Petrol Ofisi AS                                                                       579,519
    80,400,000    Tupras-Turkiye Petrol Rafinerileri AS                                                 676,907
    33,127,000    Turkcell Iletisim Hizmetleri AS+                                                      284,596
   231,749,993    Turkiye Garanti Bankasi AS+                                                           422,087
   142,500,000    Yapi ve Kredi Bankasi AS+                                                             435,824
                                                                                                   ------------
                                                                                                      3,714,282
                                                                                                   ------------
TOTAL COMMON AND PREFERRED STOCKS (COST $69,649,039)                                                 66,325,617
                                                                                                   ------------

RIGHTS & WARRANTS -- 0.0%# (COST $0)
THAILAND - 0.0%#
       245,684    Telecomasia, expiration 3/31/2008##                                                         0
                                                                                                   ------------
TOTAL INVESTMENTS (COST $69,649,039*)                                                   99.4%        66,325,617
OTHER ASSETS AND LIABILITIES (NET)                                                       0.6            385,801
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             100.0%       $66,711,418
---------------------------------------------------------------------------------------------------------------

*   The aggregate cost for Federal tax purposes is $70,383,909.
+   Non-income producing security.
#   Amount represents less than 0.1%.
## The valuation of this security has been determined by procedures established by the Pricing Committee of the Board of Trustees.
@ Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amount to $1,315,852 or 1.97% of total net assets.

Abbreviations:
ADR    American Depositary Receipt
CPO    Ordinary Participation Certificates
GDR    Global Depositary Receipt
PDR    Philippine Depository Receipt
(F)    Foreign Shares

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------

AT DECEMBER 31, 2001, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                                                       % OF NET         VALUE
INDUSTRY DIVERSIFICATION                                                                ASSETS        (NOTE 1)
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS:
Banking                                                                                    15.9%     $10,616,086
Telecommunications                                                                         15.1       10,045,252
Electronic Components and Instruments                                                      14.4        9,613,978
Energy Sources                                                                              8.3        5,555,187
Utilities - Electrical and Gas                                                              6.0        3,978,999
Multi-Industry                                                                              5.1        3,402,973
Mining                                                                                      4.9        3,267,667
Metals - Steel                                                                              4.8        3,201,373
Financial Services                                                                          4.2        2,812,299
Chemicals                                                                                   3.9        2,633,467
Beverages and Tobacco                                                                       3.8        2,564,237
Retail                                                                                      2.6        1,709,031
Automobiles                                                                                 2.2        1,480,371
Insurance                                                                                   2.2        1,455,988
Broadcasting and Publishing                                                                 1.7        1,106,651
Health and Personal Care                                                                    1.3          856,550
Forest Products and Paper                                                                   1.2          773,088
Building Materials and Components                                                           0.7          497,929
Food and Household Products                                                                 0.6          384,916
Business and Public Services                                                                0.5          369,575
----------------------------------------------------------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS                                                          99.4       66,325,617
RIGHTS AND WARRANTS                                                                         0.0#               0
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                                          99.4%      66,325,617
OTHER ASSETS AND LIABILITIES (NET)                                                          0.6          385,801
----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                100.0%     $66,711,418
----------------------------------------------------------------------------------------------------------------

  #  Amount represents less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                                                                       VALUE
    SHARES                                                                                           (NOTE 1)
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- 98.1%
AUSTRALIA - 3.2%
        80,000    Baycorp Advantage, Ltd.                                                          $    255,944
        37,800    BRL Hardy, Ltd.                                                                       213,811
        16,000    Toll Holdings, Ltd.                                                                   228,024
                                                                                                   ------------
                                                                                                        697,779
                                                                                                   ------------
BELGIUM - 3.0%
        16,000    Mobistar SA+                                                                          261,414
         8,592    Omega Pharma SA                                                                       389,008
                                                                                                   ------------
                                                                                                        650,422
                                                                                                   ------------
CHINA - 1.6%
       600,000    Beijing Datang Power Generation Company, Ltd., Class H                                192,360
     1,000,000    Qingling Motors Company, Ltd., Class H                                                148,758
                                                                                                   ------------
                                                                                                        341,118
                                                                                                   ------------
FINLAND - 3.8%
         9,000    Hartwall Oyj ABP                                                                      183,506
         9,000    KCI Konecranes International                                                          228,381
        14,000    Lassila & Tikanoja Plc                                                                224,375
        24,500    Sampo Oyj, Class A                                                                    191,965
                                                                                                   ------------
                                                                                                        828,227
                                                                                                   ------------
FRANCE - 16.0%
         4,000    Foncia Groupe+                                                                        147,980
         1,640    Galeries Lafayette SA                                                                 223,267
        17,200    Linedata Services                                                                     301,695
         4,800    Marionnaud Parfumeries+                                                               232,495
        10,000    Neopost SA+                                                                           291,331
         1,300    Nicox SA+                                                                              56,578
         2,830    Parsys                                                                                 94,491
         5,900    Pierre & Vacances                                                                     378,232
         9,000    Publicis Groupe SA                                                                    238,398
         5,400    Remy Cointreau SA                                                                     119,576
         3,000    SEB SA                                                                                167,346
         5,500    Solving International SA                                                              243,384
        12,000    SR Teleperformance                                                                    251,086
         7,500    Trigano                                                                               219,567
         9,000    UBI Soft Entertainment SA+                                                            300,502
         4,000    Unilog SA                                                                             243,429
                                                                                                   ------------
                                                                                                      3,509,357
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                                                                       VALUE
    SHARES                                                                                           (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
GERMANY - 6.8%
         8,994    Buderus AG                                                                       $    247,448
        22,640    Energiekontor AG                                                                      221,739
        10,000    Hugo Boss AG, Preferred No Par 1.86%                                                  213,156
         7,100    Medion AG                                                                             286,941
         8,300    Suess MicroTec AG+                                                                    225,473
         9,570    Wedeco AG Water Technology+                                                           300,362
                                                                                                   ------------
                                                                                                      1,495,119
                                                                                                   ------------
GREECE - 1.4%
        23,580    Intracom SA                                                                           302,329
                                                                                                   ------------

HONG KONG - 3.1%
       350,000    China Merchants Holdings International Company, Ltd.                                  224,420
       400,000    JCG Holdings, Ltd.                                                                    248,786
       800,000    Roadshow Holdings, Ltd.+                                                              210,314
                                                                                                   ------------
                                                                                                        683,520
                                                                                                   ------------
IRELAND - 0.6%
         8,000    Riverdeep Group Plc, Sponsored ADR+                                                   134,480
                                                                                                   ------------

ITALY - 4.2%
        33,700    Credito Emiliano SpA                                                                  172,533
        25,600    Gruppo Coin SpA+                                                                      208,562
        28,000    Industria Macchine Automatiche SpA                                                    214,403
        18,000    Mondadori (Arnoldo) Editore SpA                                                       113,790
        15,000    Permasteelisa SpA                                                                     209,684
                                                                                                   ------------
                                                                                                        918,972
                                                                                                   ------------
JAPAN - 9.6%
         6,000    Belluna Company, Ltd.                                                                 204,637
         8,000    Capcom Company, Ltd.                                                                  211,809
        10,000    Daidoh, Ltd.                                                                           39,676
        20,000    Fuji Oil Company, Ltd.                                                                197,007
            90    Goodwill Group, Inc.                                                                  181,289
         8,200    Gulliver International Company, Ltd.                                                  187,698
         5,000    Hokuto Corporation                                                                    173,201
         7,000    Japan Medical Dynamic Marketing, Inc.                                                 153,821
        12,000    Matsuya Foods Company, Ltd.                                                           201,432
           500    Misumi Corporation                                                                     16,061
         1,000    Nippon Broadcasting System, Inc.                                                       26,705
         4,000    Nippon System Development Company, Ltd.                                               159,314
         4,500    Plenus Company, Ltd.                                                                  206,010
         7,000    Sumitomo Real Estate Sales Company, Ltd.                                              159,162
           200    Tokai Rubber Industries, Ltd.                                                           1,248
                                                                                                   ------------
                                                                                                      2,119,070
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                                                                       VALUE
    SHARES                                                                                           (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
LUXEMBOURG - 1.0%
        11,394    Thiel Logistik AG+                                                               $    224,203
                                                                                                   ------------

NETHERLANDS - 2.5%
        20,709    Buhrmann NV                                                                           227,350
         3,392    Fugro NV                                                                              151,310
         5,718    Imtech NV                                                                             107,016
         4,900    Teleplan International NV+                                                             72,990
                                                                                                   ------------
                                                                                                        558,666
                                                                                                   ------------
NORWAY - 1.5%
        15,000    Tandberg ASA+                                                                         334,473
                                                                                                   ------------

SINGAPORE - 2.2%
       350,000    Singapore Exchange, Ltd.                                                              235,039
        35,000    Venture Manufacturing (Singapore), Ltd.                                               252,098
                                                                                                   ------------
                                                                                                        487,137
                                                                                                   ------------
SPAIN - 2.3%
        20,000    Sociedad General de Aguas de Barcelona SA                                             249,305
           200    Sociedad General de Aguas de Barcelona SA, New Shares                                   2,440
        11,109    Sogecable SA+                                                                         257,171
                                                                                                   ------------
                                                                                                        508,916
                                                                                                   ------------
SWEDEN - 5.7%
        35,000    Capio AB+                                                                             238,566
        24,223    D. Carnegie & Company AB+                                                             302,506
        11,300    Getinge AB, Class B                                                                   185,285
         8,000    Modern Times Group MTG AB, Class B                                                    176,172
        10,000    OM AB                                                                                 131,557
        23,000    Saab AB, Class B                                                                      218,165
                                                                                                   ------------
                                                                                                      1,252,251
                                                                                                   ------------
SWITZERLAND - 5.0%
           150    Disetronic Holding AG                                                                 124,587
        10,800    Logitech International SA+                                                            395,172
         9,000    Micronas Semiconductor Holding AG, Registered Shares+                                 187,828
         3,000    Tecan Group AG, Registered Shares                                                     198,760
         1,715    Unaxis Holding AG, Registered Shares                                                  184,898
                                                                                                   ------------
                                                                                                      1,091,245
                                                                                                   ------------
UNITED KINGDOM - 24.6%
         9,500    AIT Group Plc                                                                         115,451
        40,000    Amey Plc                                                                              217,148
        52,500    Cattles Plc                                                                           220,822
        14,000    Celltech Group Plc+                                                                   178,084
        12,500    De La Rue Plc                                                                          82,049

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                                                                       VALUE
    SHARES                                                                                           (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- (continued)
UNITED KINGDOM - (continued)
       161,000    Electronics Boutique Plc                                                         $    321,020
       110,000    Enodis Plc                                                                            152,891
        19,000    Galen Holdings Plc                                                                    189,422
        62,000    HIT Entertainment Plc                                                                 326,202
         2,000    Informa Group Plc                                                                       7,772
        46,000    Innovation Group Plc                                                                  241,016
        60,000    Laird Group Plc                                                                       137,973
        17,500    Luminar Plc                                                                           214,837
        89,500    Mentmore Abbey Plc                                                                    185,620
       100,000    Mitie Group Plc                                                                       236,505
        35,000    Nestor Healthcare Group Plc                                                           278,893
        66,500    Pace Micro Technology Plc                                                             338,747
       147,000    PHS Group Plc                                                                         192,551
        87,200    Pressac Plc                                                                            29,190
        69,000    Rank Group Plc                                                                        230,974
        35,000    Ricardo Plc                                                                           229,992
        19,500    Spectris Plc                                                                          136,510
        60,000    Spirent Plc                                                                           137,973
        29,000    SSL International Plc                                                                 228,973
        70,000    Taylor Nelson Sofres Plc                                                              197,136
        60,000    Taylor Woodrow Plc                                                                    148,452
        17,500    Travis Perkins Plc                                                                    216,238
        30,700    Waste Recycling Group Plc                                                             196,150
                                                                                                   ------------
                                                                                                      5,388,591
                                                                                                   ------------
TOTAL COMMON AND PREFERRED STOCKS (COST $21,745,980)                                                 21,525,875
                                                                                                   ------------

RIGHTS & WARRANTS -- 0.0%# (COST $0)
FRANCE - 0.0%#
           500    Marionnaud Parfumeries, expiration 6/30/02                                              2,404
                                                                                                   ------------
TOTAL INVESTMENTS (COST $21,745,980*)                                                   98.1%        21,528,279
OTHER ASSETS AND LIABILITIES (NET)                                                       1.9            405,835
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             100.0%       $21,934,114
---------------------------------------------------------------------------------------------------------------

  *  The aggregate cost for Federal tax purposes is $21,876,590.
  +  Non-income producing security.
  #  Amount represents less than 0.1%.

Abbreviations:
ADR  American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------

AT DECEMBER 31, 2001, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                                                      % OF NET          VALUE
INDUSTRY DIVERSIFICATION                                                               ASSETS         (NOTE 1)
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS:
Electronic Components and Instruments                                                    17.2%       $ 3,774,153
Business and Public Services                                                             16.0          3,510,954
Health and Personal Care                                                                 10.1          2,221,977
Financial Services                                                                        8.6          1,881,440
Broadcasting and Publishing                                                               8.2          1,796,974
Telecommunications                                                                        4.7          1,036,189
Machinery and Engineering                                                                 4.4            967,819
Merchandising                                                                             3.9            852,022
Multi-Industry                                                                            3.2            707,705
Utilities                                                                                 3.0            665,844
Wholesale and International Trade                                                         2.4            530,352
Beverages and Tobacco                                                                     2.4            516,893
Electrical and Electronics                                                                2.3            504,447
Enviornment Control                                                                       2.3            496,512
Building Materials and Components                                                         2.1            463,686
Real Estate                                                                               1.4            307,142
Textiles and Apparel                                                                      1.1            252,832
Transportation                                                                            1.1            228,024
Chemicals                                                                                 1.0            224,420
Leisure and Tourism                                                                       1.0            219,567
Aerospace and Military Technology                                                         1.0            218,165
Automobiles                                                                               0.7            148,758
----------------------------------------------------------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS                                                        98.1         21,525,875
RIGHTS AND WARRANTS                                                                       0.0#             2,404
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                                        98.1%        21,528,279
OTHER ASSETS AND LIABILITIES (NET)                                                        1.9            405,835
----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              100.0%       $21,934,114
----------------------------------------------------------------------------------------------------------------

  #  Amount represents less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                                                                        VALUE
    SHARES                                                                                            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 97.0%
FINLAND - 3.5%
         9,910    Nokia Oyj                                                                        $    255,532
                                                                                                   ------------

FRANCE - 16.5%
         2,865    Aventis SA                                                                            203,437
         2,232    Axa                                                                                    46,642
         1,330    BNP Paribas SA                                                                        119,012
           440    L'Air Liquide SA                                                                       61,664
           787    Lafarge SA                                                                             73,506
         2,400    LVMH Moet Hennessy Louis Vuitton SA                                                    97,656
         5,350    Suez SA                                                                               161,959
         1,864    TotalFinaElf SA                                                                       266,210
         1,250    Valeo SA                                                                               49,861
         2,100    Vivendi Universal SA                                                                  114,992
                                                                                                   ------------
                                                                                                      1,194,939
                                                                                                   ------------
GERMANY - 14.3%
           610    Allianz AG, Registered Shares                                                         144,472
         1,900    BASF AG                                                                                70,629
         1,900    DaimlerChrysler AG                                                                     81,794
         2,850    Deutsche Bank AG, Registered Shares                                                   201,483
         6,055    Deutsche Telekom AG, Registered Shares                                                104,051
         3,181    E.On AG                                                                               164,782
         1,095    SAP AG                                                                                142,637
         1,937    Siemens AG                                                                            128,228
                                                                                                   ------------
                                                                                                      1,038,076
                                                                                                   ------------
ITALY - 6.9%
        14,186    Eni SpA                                                                               177,843
         6,810    Riunione Adriatica di Sicurta SpA                                                      80,220
        21,000    Telecom Italia Mobile SpA                                                             117,236
        30,700    UniCredito Italiano SpA                                                               123,279
                                                                                                   ------------
                                                                                                        498,578
                                                                                                   ------------
NETHERLANDS - 6.3%
         3,462    Buhrmann NV                                                                            38,007
         6,000    ING Groep NV                                                                          153,002
         2,940    Koninklijke (Royal) Philips Electronics NV                                             87,379
         3,600    TPG NV                                                                                 77,890
         3,160    VNU NV                                                                                 97,097
                                                                                                   ------------
                                                                                                        453,375
                                                                                                   ------------
SPAIN - 3.6%
         9,780    Amadeus Global Travel Distribution SA, Class A                                         56,427
         8,134    Banco Bilbao Vizcaya Argentaria SA                                                    100,668
         7,679    Telefonica SA+                                                                        102,763
                                                                                                   ------------
                                                                                                        259,858
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                                                                        VALUE
    SHARES                                                                                            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
SWITZERLAND - 14.0%
         6,400    ABB, Ltd.                                                                        $     61,676
         1,030    Nestle SA, Registered B Shares                                                        219,612
         4,700    Novartis AG, Registered Shares                                                        169,850
           850    Roche Holding Ag-Genussshein                                                           60,667
         2,600    STMicroelectronics NV+                                                                 83,455
         1,484    Swiss Re, Registered Shares                                                           149,268
         1,550    Syngenta AG+                                                                           80,287
         3,780    UBS AG , Registered Shares                                                            190,788
                                                                                                   ------------
                                                                                                      1,015,603
                                                                                                   ------------
UNITED KINGDOM - 31.9%
        14,000    BAE Systems Plc                                                                        63,063
         5,400    Barclays Plc                                                                          178,798
        10,000    BP Plc                                                                                 77,719
        22,700    BT Group Plc+                                                                          83,586
         8,400    CGNU Plc                                                                              103,305
         7,500    Compass Group Plc                                                                      56,215
        11,000    EMI Group Plc                                                                          57,154
        26,500    FKI Plc                                                                                71,352
        13,672    GlaxoSmithKline Plc                                                                   342,850
         6,000    Hanson Plc                                                                             41,392
        18,149    HSBC Holdings Plc                                                                     212,899
         4,000    Next Plc                                                                               52,104
         5,463    Reckitt Benckiser Plc                                                                  79,509
         5,700    Royal Bank of Scotland Group Plc                                                      138,707
        24,129    Shell Transport & Trading Company Plc                                                 165,755
        38,233    Tesco Plc                                                                             138,556
        16,700    Unilever Plc                                                                          137,082
       116,988    Vodafone Group Plc                                                                    306,053
                                                                                                   ------------
                                                                                                      2,306,099
                                                                                                   ------------
TOTAL COMMON STOCKS (COST $7,754,525*)                                                  97.0%         7,022,060
                                                                                                   ------------
OTHER ASSETS AND LIABILITIES (NET)                                                       3.0            214,120
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             100.0%        $7,236,180
---------------------------------------------------------------------------------------------------------------

  *  The aggregate cost for Federal tax purposes is $7,771,726.
  +  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------

AT DECEMBER 31, 2001, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                                                      % OF NET           VALUE
INDUSTRY DIVERSIFICATION                                                               ASSETS          (NOTE 1)
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
Banking                                                                                  17.5%        $1,265,634
Health and Personal Care                                                                 10.7            776,804
Telecommunications                                                                        9.9            713,689
Energy Sources                                                                            9.5            687,527
Food and Household                                                                        8.7            630,974
Business and Public Services                                                              8.4            609,218
Electrical and Electronics                                                                7.7            554,594
Insurance                                                                                 7.2            523,907
Chemicals                                                                                 2.9            212,580
Broadcasting and Publishing                                                               2.9            212,089
Utilities - Electric and Gas                                                              2.3            164,782
Financial Services                                                                        2.1            153,002
Automobiles                                                                               1.8            131,655
Building Materials and Components                                                         1.6            114,898
Beverages and Tobacco                                                                     1.4             97,656
Transportation                                                                            1.1             77,890
Entertainment                                                                             0.8             57,154
Wholesale & International Trade                                                           0.5             38,007
----------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                                      97.0          7,022,060
OTHER ASSETS AND LIABILITIES (NET)                                                        3.0            214,120
----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                              100.0%        $7,236,180
----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                                                                        VALUE
    SHARES                                                                                            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 95.9%
AUSTRALIA - 2.2%
         4,500    Aristocrat Leisure, Ltd.                                                         $     15,203
         8,300    John Fairfax Holdings, Ltd.                                                            16,328
        30,000    M.I.M. Holdings, Ltd.                                                                  17,507
           950    MSCI Australia Index (Opals)+                                                         107,112
                                                                                                   ------------
                                                                                                        156,150
                                                                                                   ------------
CHINA - 0.2%
         4,500    China Mobile (Hong Kong), Ltd.+                                                        15,841
                                                                                                   ------------

FINLAND - 2.7%
         7,505    Nokia Oyj                                                                             193,519
                                                                                                   ------------

FRANCE - 11.7%
         2,150    Aventis SA                                                                            152,666
         1,760    Axa                                                                                    36,779
         1,010    BNP Paribas SA                                                                         90,378
           340    L'Air Liquide SA                                                                       47,649
           640    Lafarge SA                                                                             59,776
         1,770    LVMH Moet Hennessy Louis Vuitton SA                                                    72,022
         4,050    Suez SA                                                                               122,605
           915    TotalFinaElf SA                                                                       130,677
           950    Valeo SA                                                                               37,894
         1,650    Vivendi Universal SA                                                                   90,351
                                                                                                   ------------
                                                                                                        840,797
                                                                                                   ------------
GERMANY - 10.9%
           460    Allianz AG, Registered Shares                                                         108,946
         1,400    BASF AG                                                                                52,042
         1,500    DaimlerChrysler AG                                                                     64,574
         2,137    Deutsche Bank AG, Registered Shares                                                   151,077
         4,615    Deutsche Telekom AG, Registered Shares                                                 79,305
         2,360    E.On AG                                                                               122,253
           855    SAP AG                                                                                111,374
         1,460    Siemens AG                                                                             96,651
                                                                                                   ------------
                                                                                                        786,222
                                                                                                   ------------
HONG KONG - 2.0%
        10,000    Henderson Land Development Company, Ltd.                                               45,140
        13,000    Kerry Properties, Ltd.                                                                 12,670
        20,000    New World Development Company, Ltd.                                                    17,441
        12,000    SCMP Group, Ltd.                                                                        7,540
         5,500    Swire Pacific, Ltd., Class A                                                           29,976
        34,000    Wheelock and Company, Ltd.                                                             28,995
                                                                                                   ------------
                                                                                                        141,762
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                                                                        VALUE
    SHARES                                                                                            (NOTE 1)
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
ITALY - 4.6%
         7,000    Eni SpA                                                                          $     87,755
         5,535    Riunione Adriatica di Sicurta SpA                                                      65,200
        15,875    Telecom Italia Mobile SpA                                                              88,625
        23,200    UniCredito Italiano SpA                                                                93,162
                                                                                                   ------------
                                                                                                        334,742
                                                                                                   ------------
JAPAN - 16.0%
           500    Arisawa Manufacturing Company, Ltd.                                                     8,393
         7,000    Bank of Fukuoka, Ltd.                                                                  23,714
         1,500    Chubu Electric Power Company, Inc.                                                     27,010
         3,000    Denso Corporation                                                                      39,737
             5    Dentsu Inc.                                                                            22,394
        14,000    Fuji Electric Company, Ltd.                                                            29,696
        10,000    Fuji Heavy Industries, Ltd.                                                            42,881
         6,000    Hokuetsu Paper Mills, Ltd.                                                             28,292
         2,000    Hosiden Corporation                                                                    35,479
         2,000    Kissei Pharmaceutical Company, Ltd.                                                    29,192
         6,000    Mitsubishi Electric Corporation                                                        23,210
         3,000    Mitsubishi Estate Company, Ltd.                                                        21,951
         3,000    Mitsubishi Pharma Corporation                                                          33,831
           720    Mitsui Sumitomo Insurance Company, Ltd.                                                 3,379
         1,700    Nihon Dempa Kogyo Company, Ltd.                                                        28,212
           200    Nintendo Company, Ltd.                                                                 35,022
             8    Nippon Telegraph and Telephone Corporation                                             26,064
         9,000    Nissan Motor Company, Ltd.                                                             47,726
         2,000    Nomura Holdings, Inc.                                                                  25,637
           300    ORIX Corporation                                                                       26,873
        12,000    Osaka Gas Company, Ltd.                                                                28,658
         4,000    Q.P. Corporation                                                                       31,100
         3,000    Ricoh Company, Ltd.                                                                    55,852
         7,000    Sanyo Electric Company, Ltd.                                                           33,061
         7,000    Seino Transportation Company, Ltd.                                                     28,414
         1,000    Shin-Etsu Chemical Company, Ltd.                                                       35,937
         2,100    Shinko Electric Industries Company, Ltd.                                               41,259
           500    Sony Corporation                                                                       22,852
         6,000    Sumitomo Corporation                                                                   27,514
         7,000    Sumitomo Metal Mining Company, Ltd.                                                    23,340
         5,000    Sumitomo Mitsui Banking Corporation                                                    21,173
         1,000    Takeda Chemical Industries, Ltd.                                                       45,246

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                                                                        VALUE
    SHARES                                                                                            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
JAPAN - (continued)
           400    Takefuji Corporation                                                             $     28,933
         4,000    Takuma Company, Ltd.                                                                   27,376
        11,000    Toda Corporation                                                                       30,215
         5,000    Tokio Marine & Fire Insurance Company, Ltd.                                            36,548
         2,000    Tokyo Broadcasting System, Inc.                                                        30,367
         2,000    Tostem Inax Holding Corporation                                                        27,056
             9    UFJ Holdings, Inc.+                                                                    19,846
                                                                                                   ------------
                                                                                                      1,153,440
                                                                                                   ------------
NETHERLANDS - 6.7%
         2,490    Buhrmann NV                                                                            27,336
         4,476    ING Groep NV                                                                          114,140
         2,200    Koninklijke (Royal) Philips Electronics NV                                             65,386
         2,590    Royal Dutch Petroleum Company                                                         131,216
         3,400    TPG NV                                                                                 73,563
         2,330    VNU NV                                                                                 71,594
                                                                                                   ------------
                                                                                                        483,235
                                                                                                   ------------
SINGAPORE - 1.7%
         2,000    DBS Group Holdings, Ltd.                                                               14,947
        44,000    Keppel Land, Ltd.                                                                      40,986
        71,000    Singapore Telecommunications, Ltd.                                                     67,674
                                                                                                   ------------
                                                                                                        123,607
                                                                                                   ------------
SPAIN - 2.7%
         7,590    Amadeus Global Travel Distribution SA, Class A                                         43,792
         6,065    Banco Bilbao Vizcaya Argentaria SA                                                     75,062
         5,706    Telefonica SA+                                                                         76,360
                                                                                                   ------------
                                                                                                        195,214
                                                                                                   ------------
SWITZERLAND - 10.7%
         4,900    ABB, Ltd.                                                                              47,221
           750    Nestle SA, Registered B Shares                                                        159,912
         3,500    Novartis AG, Registered Shares                                                        126,484
           650    Roche Holding AG-Genussshein                                                           46,392
         2,000    STMicroelectronics NV+                                                                 64,196
         1,105    Swiss Re, Registered Shares                                                           111,146
         1,200    Syngenta AG+                                                                           62,158
         3,050    UBS AG, Registered Shares                                                             153,943
                                                                                                   ------------
                                                                                                        771,452
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------



                                                                                                        VALUE
    SHARES                                                                                            (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- (continued)
UNITED KINGDOM - 23.8%
         4,020    Barclays Plc                                                                     $    133,105
        11,300    BAE Systems Plc                                                                        50,901
        20,964    BP Plc                                                                                162,930
        17,050    BT Group Plc+                                                                          62,781
         6,400    CGNU Plc                                                                               78,709
         5,500    Compass Group Plc                                                                      41,225
         8,500    EMI Group Plc                                                                          44,164
        20,100    FKI Plc                                                                                54,119
        10,234    GlaxoSmithKline Plc                                                                   256,636
         4,500    Hanson Plc                                                                             31,044
        13,870    HSBC Holdings Plc                                                                     162,704
         3,100    Next Plc                                                                               40,380
         4,040    Reckitt Benckiser Plc                                                                  58,799
         4,350    Royal Bank of Scotland Group Plc                                                      105,855
        28,330    Tesco Plc                                                                             102,667
        12,300    Unilever Plc                                                                          100,965
        88,720    Vodafone Group Plc                                                                    232,101
                                                                                                   ------------
                                                                                                      1,719,085
                                                                                                   ------------
TOTAL COMMON STOCKS (COST $7,925,173*)                                                  95.9%         6,915,066
                                                                                                   ------------
OTHER ASSETS AND LIABILITIES (NET)                                                       4.1            292,808
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             100.0%        $7,207,874
---------------------------------------------------------------------------------------------------------------

  *  The aggregate cost for Federal tax purposes is $7,941,568.
  +  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2001
--------------------------------------------------------------------------------

AT DECEMBER 31, 2001, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):

                                                                                      % OF NET           VALUE
INDUSTRY DIVERSIFICATION                                                               ASSETS          (NOTE 1)
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS:
Banking                                                                               14.5%           $1,044,966
Electrical and Electronics                                                             9.6               694,699
Health and Personal Care                                                               9.6               690,447
Telecommunications                                                                     9.0               648,751
Energy Sources                                                                         7.5               541,236
Food and Household                                                                     6.9               494,668
Business and Public Services                                                           6.5               470,392
Insurance                                                                              6.1               440,707
Multi-Industry                                                                         4.0               291,111
Broadcasting and Publishing                                                            3.3               238,574
Automobiles/Parts                                                                      3.2               232,812
Chemicals                                                                              2.9               206,179
Financial Services                                                                     2.3               166,650
Real Estate                                                                            2.1               154,513
Utilities - Electric and Gas                                                           2.1               149,263
Building Materials and Components                                                      1.7               121,035
Transportation                                                                         1.4               101,977
Beverages and Tobacco                                                                  1.0                72,022
Entertainment                                                                          0.8                59,367
Wholesale and International Trade                                                      0.8                54,850
Mining                                                                                 0.6                40,847
----------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                                   95.9             6,915,066
OTHER ASSETS AND LIABILITIES (NET)                                                     4.1               292,808
----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                           100.0%           $7,207,874
----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                         PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                   PICTET        PICTET
                                                       PICTET      GLOBAL     INTERNATIONAL  PICTET     PICTET
                                                       EASTERN    EMERGING        SMALL     EUROPEAN INTERNATIONAL
                                                      EUROPEAN     MARKETS      COMPANIES    EQUITY     EQUITY
                                                        FUND        FUND          FUND        FUND       FUND
------------------------------------------------------------------------------------------------------------------
ASSETS:
      Investments, at value (Cost $2,036,570, $69,649,039,
         $21,745,980, $7,754,525 and $7,925,173,
         respectively) (Note 1)
         See accompanying schedule                  $ 2,103,983 $66,325,617 $ 21,528,279 $7,022,060 $ 6,915,066
      Cash and cash equivalents (Note 1)                311,561     210,825      438,378         --       4,008
      Foreign currency, at value (Cost $5,080, $0,
         $8,182, $185,743 and $244,157, respectively)     5,058          --        7,982     184,203    245,802
      Receivable for investment securities sold          10,845     427,677      155,948         --      68,519
      Receivable for Fund shares sold                        --          --      111,672         --          --
      Receivable from investment adviser (Note 2)        51,017          --       39,034     44,775      44,395
      Dividends receivable, interest receivable
         and reclaim receivable                           2,690     107,757       20,437     14,620      12,587
      Unamortized organization costs (Note 1)             2,452          --           --         --          --
      Other assets                                        1,080      51,374       18,801      5,489       5,597
---------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                    2,488,686  67,123,250   22,320,531  7,271,147   7,295,974
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
      Foreign currency due to custodian, at value
         (Cost $0, $216,408, $0, $0 and $0, respectively)    --     223,704           --         --          --
      Payable for investment securities purchased        32,858          --           --         --      51,072
      Payable to investment advisor (Note 2)                 --      68,359           --         --          --
      Payable for Fund shares redeemed                       --          --      335,526         --          --
      Administration fees payable (Note 2)                1,150      20,137        6,214      2,027       2,015
      Transfer agent fees payable (Note 2)                4,000       6,534        4,000      4,000       4,000
      Custodian fees payable (Note 2)                     6,667      34,000        8,962      6,667       6,667
      Professional fees payable                          14,474      29,910       18,318     12,680      12,680
      Printing fees payable                                 304      16,000        4,065      1,583       1,500
      Distribution fees payable                              25          --           --         --          --
      Other accrued expenses and payables                 7,800      13,188        9,332      8,010      10,166
---------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                  67,278     411,832      386,417     34,967      88,100
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                          $ 2,421,408 $66,711,418 $ 21,934,114 $7,236,180 $ 7,207,874
---------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                         PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                         PICTET        PICTET
                                                             PICTET      GLOBAL     INTERNATIONAL  PICTET      PICTET
                                                            EASTERN    EMERGING        SMALL     EUROPEAN  INTERNATIONAL
                                                            EUROPEAN     MARKETS      COMPANIES    EQUITY      EQUITY
                                                              FUND        FUND          FUND        FUND        FUND
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
      Accumulated net investment income/(loss)             $    (430) $         0   $  (13,047)  $  (2,318) $   (2,703)
      Accumulated net realized loss on investments sold
         (Note 1) and foreign currency related transactions (237,778) (67,299,099)  (9,024,532) (2,141,065) (1,873,931)
      Net unrealized appreciation/(depreciation) of
         investments                                          67,414   (3,323,422)    (217,701)   (732,465) (1,010,107)
      Net unrealized appreciation/(depreciation) of foreign
         currency related transactions                            95        7,467         (108)     (1,183)      1,996
      Par value                                                2,432       96,891       29,840      10,138      10,126
      Paid-in capital in excess of par value
         (Notes 1 and 4)                                   2,589,675  137,229,581   31,159,662  10,103,073  10,082,493
-----------------------------------------------------------------------------------------------------------------------
      TOTAL NET ASSETS                                    $2,421,408  $66,711,418  $21,934,114  $7,236,180  $7,207,874
-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
      Net assets                                          $2,335,027  $66,711,418  $21,934,114  $7,236,180  $7,207,874
      Shares of beneficial interest outstanding (Note 4)     234,504    9,689,069    2,983,963   1,013,766   1,012,576
                                                          ----------  -----------  -----------  ----------  ----------
      Net asset value, offering and redemption price
         per share (Note 4)                                    $9.96        $6.89        $7.35       $7.14       $7.12
-----------------------------------------------------------------------------------------------------------------------
RETAIL SHARES:
      Net assets                                             $86,381          N/A          N/A         N/A         N/A
      Shares of beneficial interest outstanding (Note 4)       8,677          N/A          N/A         N/A         N/A
                                                             -------          ---          ---         ---         ---
      Net asset value, offering and redemption price
         per share (Note 4)                                    $9.96          N/A          N/A         N/A         N/A
-----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                         PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                PICTET        PICTET
                                                     PICTET     GLOBAL     INTERNATIONAL    PICTET       PICTET
                                                     EASTERN   EMERGING        SMALL       EUROPEAN   INTERNATIONAL
                                                    EUROPEAN    MARKETS      COMPANIES      EQUITY       EQUITY
                                                      FUND       FUND          FUND          FUND         FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends (net of foreign withholding taxes of
         $3,290, $287,847, $26,109, $14,233 and
         $13,831, respectively)                    $ 19,071  $ 2,340,883 $    301,684  $   120,296   $   115,984
      Interest                                        3,392       53,542       25,130        2,902         4,494
-------------------------------------------------------------------------------------------------------------------
      TOTAL INVESTMENT INCOME                        22,463    2,394,425      326,814      123,198       120,478
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
      Investment advisory fee (Note 2)               26,215    1,061,333      239,050       57,409        58,250
      Administration fee (Note 2)                     6,571      256,060       70,175       22,844        21,388
      Accounting fee (Note 2)                        51,501       49,780       49,825       49,984        49,984
      Transfer agent fees (Note 2)                   12,059       22,947       12,037       11,488        11,488
      Custodian fees (Note 2)                        39,659      235,277       58,383       35,881        33,525
      Professional fees                              25,387       68,788       34,738       19,317        19,346
      Printing fees                                     409       43,886        9,461        2,410         2,410
      Registration and filing fees                   33,616       21,173       35,489       36,287        34,503
      Amortization of organization costs (Note 1)     1,942           --           --           --            --
      Trustees' fees and expenses (Note 2)              599       29,864        8,698        2,969         3,858
      Distribution fees--Retail class                    25           --           --           --            --
      Other                                           9,955       96,667       26,319       21,868        30,035
-------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES BEFORE EXPENSE REDUCTIONS      207,938    1,885,775      544,175      260,457       264,787
-------------------------------------------------------------------------------------------------------------------
      Fees waived and/or expenses reimbursed by
         investment advisor (Note 2)               (172,975)    (439,694)    (257,311)    (183,910)     (187,119)
-------------------------------------------------------------------------------------------------------------------
      NET EXPENSES                                   34,963    1,446,081      286,864       76,547        77,668
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                        (12,500)     948,344       39,950       46,651        42,810
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS)
      ON INVESTMENTS
      (Notes 1 and 4):
      Net realized gain/(loss) on:
         Securities transactions                     (8,998) (14,158,425)  (7,903,625)  (1,476,911)   (1,639,204)
         Foreign currency related transactions       (1,677)    (208,856)    (103,898)      (4,200)        4,851
-------------------------------------------------------------------------------------------------------------------
      Net realized gain/(loss) on investments
         during the period                          (10,675) (14,367,281)  (8,007,523)  (1,481,111)   (1,634,353)
-------------------------------------------------------------------------------------------------------------------
      Change in unrealized appreciation/(depreciation) of:
         Securities                                 275,990   11,542,011     (222,656)    (511,513)     (322,614)
         Foreign currency related transactions           95       14,326          115      (13,362)         (814)
-------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation/(depreciation) of
         investments during the year                276,085   11,556,337     (222,541)    (524,875)     (323,428)
-------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
     ON INVESTMENTS                                 265,410   (2,810,944)  (8,230,064)  (2,005,986)   (1,957,781)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                     $252,910  $(1,862,600) $(8,190,114) $(1,959,335)  $(1,914,971)
-------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            YEAR ENDED              YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                      DECEMBER 31, 2001       DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss                                                   $   (12,500)             $  (25,056)
   Net realized gain/(loss) on investments during the period                 (10,675)                414,628
   Change in unrealized appreciation/(depreciation)
     of investments during the period                                        276,085                (437,581)
-----------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets resulting from operations           252,910                 (48,009)

FUND SHARE TRANSACTIONS:
   Net increase/(decrease) in net assets from Fund share transactions
     (Note 4)                                                                343,669                 (61,396)
-----------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets                                     596,579                (109,405)

REDEMPTION FEES:
   Redemption fees (Note 4)                                                    1,339                      --

NET ASSETS:
   Beginning of year                                                       1,823,490               1,932,895
-----------------------------------------------------------------------------------------------------------------
   End of year (including accumulated net investment
     income/(loss) of ($430) and $0, respectively)                       $ 2,421,408              $1,823,490
-----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            YEAR ENDED              YEAR ENDED
INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS:                        DECEMBER 31, 2001       DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                $     948,344           $      66,812
   Net realized loss on investments during the period                     (14,367,281)             (5,189,843)
   Change in unrealized appreciation/(depreciation) of investments
     during the period                                                     11,556,337             (66,128,517)
-----------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                    (1,862,600)            (71,251,548)
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                  (785,922)                     --
FUND SHARE TRANSACTIONS:
   Net decrease in net assets from Fund share transactions
     (Note 4)                                                             (27,817,512)            (21,865,492)
-----------------------------------------------------------------------------------------------------------------
   Net decrease in net assets                                             (30,466,034)            (93,117,040)
REDEMPTION FEES:
   Redemption fees (Note 4)                                                    19,291                      --
NET ASSETS:
   Beginning of year                                                       97,158,161             190,275,201
-----------------------------------------------------------------------------------------------------------------
   End of year (including accumulated net investment
     income/(loss) of $0 and ($1,354), respectively)                    $  66,711,418           $  97,158,161
-----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           YEAR ENDED              YEAR ENDED
INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS:                        DECEMBER 31, 2001       DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income/(loss)                                         $     39,950            $    (44,005)
   Net realized gain/(loss) on investments during the period              (8,007,523)                314,103
   Change in unrealized depreciation of investments
     during the period                                                      (222,541)             (1,760,125)
-----------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                   (8,190,114)             (1,490,027)
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net realized gain on investments       (17,469)             (1,581,879)

FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions
     (Note 4)                                                              5,911,542              22,510,273
-----------------------------------------------------------------------------------------------------------------
   Net increase/decrease in net assets                                    (2,296,041)             19,438,367
REDEMPTION FEES:
   Redemption fees (Note 4)                                                   16,200                      --
NET ASSETS:
   Beginning of year                                                      24,213,955               4,775,588
-----------------------------------------------------------------------------------------------------------------
   End of year (including accumulated net investment
     income/(loss) of ($13,047) and ($7,052), respectively)             $ 21,934,114            $ 24,213,955
-----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            YEAR ENDED            PERIOD ENDED
INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS:                        DECEMBER 31, 2001      DECEMBER 31, 2000*
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $     46,651            $      4,216
   Net realized loss on investments during the period                      (1,481,111)               (599,942)
   Change in unrealized depreciation of investments
     during the period                                                       (524,875)               (208,773)
-----------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                    (1,959,335)               (804,499)
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                   (38,518)                 (4,216)
   Distributions to shareholders from net realized gain on investments             --                 (70,684)

FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions
     (Note 4)                                                                  38,531              10,074,901
-----------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets                                   (1,959,322)              9,195,502
NET ASSETS:
   Beginning of year                                                        9,195,502                      --
-----------------------------------------------------------------------------------------------------------------
   End of year (including accumulated net investment
     income/(loss) of ($2,318) and ($6,471), respectively)               $  7,236,180            $  9,195,502
-----------------------------------------------------------------------------------------------------------------

*Pictet European Equity Fund commenced operations on August 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                                            YEAR ENDED            PERIOD ENDED
INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS:                        DECEMBER 31, 2001      DECEMBER 31, 2000*
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $     42,810            $      2,543
   Net realized loss on investments during the period                      (1,634,353)               (212,460)
   Change in unrealized depreciation of investments during the period        (323,428)               (684,683)
-----------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                    (1,914,971)               (894,600)
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                   (49,174)                 (2,543)
   Distributions to shareholders from net realized gain on investments             --                 (23,457)

FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions
     (Note 4)                                                                  66,618              10,026,001
-----------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets                                   (1,897,527)              9,105,401
NET ASSETS:
   Beginning of year                                                        9,105,401                      --
-----------------------------------------------------------------------------------------------------------------
   End of year (including accumulated net investment
     income/(loss) of ($2,703) and ($1,190), respectively)               $  7,207,874            $  9,105,401
-----------------------------------------------------------------------------------------------------------------

   *Pictet International Equity Fund commenced operations on August 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                              ----------    ---------------------------------------------------------
                                                RETAIL                           INSTITUTIONAL
                                              ----------    ---------------------------------------------------------
                                                PERIOD         YEAR            YEAR          YEAR          PERIOD
                                                 ENDED         ENDED           ENDED         ENDED          ENDED
                                              12/31/01**     12/31/01        12/31/00      12/31/99       12/31/98*
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period            $ 8.48         $ 8.57          $8.87          $6.54         $10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                  (0.02)         (0.05)         (0.12)         (0.09)          0.00#
   Net realized and unrealized gain/
     (loss) on investments                        1.49           1.43          (0.18)          2.42          (3.39)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                  1.47           1.38          (0.30)          2.33          (3.39)
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net
     investment income                              --             --             --             --          (0.07)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                 --             --             --             --          (0.07)
---------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (Note 4) 0.01#          0.01#            --             --             --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $9.96          $9.96          $8.57          $8.87         $ 6.54
---------------------------------------------------------------------------------------------------------------------
Total return++                                   17.45%         16.22%         (3.38)%        35.63%        (33.93)%
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/ supplemental data:
   Net assets, end of period (in 000's)            $86         $2,335         $1,823         $1,933         $1,636
   Ratio of operating expenses to average
     net assets                                   2.25%+         2.00%          2.00%          2.00%          2.00%+
   Ratio of net investment loss to average
     net assets                                  (1.88)%+       (0.71)%        (1.21)%        (1.15)%        (0.06)%+
   Ratio of operating expenses to average
     net assets without waivers and
     expenses reimbursed                         14.60%+        11.87%          9.16%         11.54%          9.97%+
   Ratio of net investment income to average
     net assets without waivers and
     expenses reimbursed                        (14.23)%+      (10.58)%        (8.37)%       (10.69)%        (8.03)%+
   Portfolio turnover rate                          69%            69%            88%           117%            91%

---------------
*   Pictet Eastern European Fund commenced operations on April 7, 1998.
** Pictet Eastern European Fund retail class commenced operations on October 31, 2001.
+   Annualized.
++  Total return represents aggregate total return for the period.
#   Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   YEAR      YEAR       YEAR      YEAR      YEAR
                                                                   ENDED     ENDED      ENDED     ENDED     ENDED
                                                                 12/31/01  12/31/00   12/31/99  12/31/98  12/31/97
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                               $7.02    $11.15     $ 6.81     $8.87 $   10.13
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                                     0.10      0.00#     (0.01)     0.04      0.04
   Net realized and unrealized gain/(loss) on investments          (0.15)    (4.13)      4.35     (2.10)    (1.18)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (0.05)    (4.13)      4.34     (2.06)    (1.14)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                        (0.08)       --         --        --     (0.02)
   Distributions from net realized gains                              --        --         --        --     (0.10)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.08)       --         --        --     (0.12)
-------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (Note 4)                  (0.00)#      --         --        --        --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $6.89    $ 7.02     $11.15     $6.81    $ 8.87
-------------------------------------------------------------------------------------------------------------------
Total return ++                                                    (0.68)%  (36.98)%    63.73%   (23.22)%  (11.29)%
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                          $66,711   $97,158   $190,275   $94,362  $190,922
   Ratio of operating expenses to average net assets                1.70%     1.70%      1.70%     1.70%     1.70%
   Ratio of net investment income/(loss)
     to average net assets                                          1.12%     0.04%     (0.19)%    0.55%     0.32%
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                        2.22%     1.94%      1.92%     2.00%     1.84%
   Ratio of net investment income to average net assets
     without waivers and expenses reimbursed                        0.60%    (0.20)%    (0.42)%    0.25%     0.18%
   Portfolio turnover rate                                            84%      128%       126%      123%       77%

----------------
 ++ Total return represents aggregate total return for the period.
  # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   YEAR       YEAR      YEAR      YEAR      YEAR
                                                                   ENDED      ENDED     ENDED     ENDED     ENDED
                                                                 12/31/01   12/31/00  12/31/99  12/31/98  12/31/97
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                              $10.21     $10.25    $ 6.55     $9.24    $10.15
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                                     0.01       0.00#    (0.02)     0.07+++   0.08
   Net realized and unrealized gain/(loss)
     on investments                                                (2.87)      0.71      5.66      0.41     (0.86)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (2.86)      0.71      5.64      0.48     (0.78)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                           --         --        --        --     (0.13)
   Distributions from net realized gains                           (0.01)     (0.75)    (1.94)    (3.17)       --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.01)     (0.75)    (1.94)    (3.17)    (0.13)
-------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (Note 4)                   0.01         --        --        --        --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $ 7.35     $10.21    $10.25     $6.55    $ 9.24
-------------------------------------------------------------------------------------------------------------------
Total return++                                                    (27.95)%     6.56%    86.45%     5.35%    (7.68)%
-------------------------------------------------------------------------------------------------------------------

Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                          $21,934    $24,214    $4,776    $5,699   $23,773
   Ratio of operating expenses to average net assets                1.20%      1.20%     1.20%     1.20%     1.20%
   Ratio of net investment income/(loss)
     to average net assets                                          0.17%     (0.37)%   (0.02)%    0.65%     0.82%
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                        2.28%      2.66%     4.76%     2.36%     2.20%
   Ratio of net investment income/(loss) to average net assets
     without waivers and expenses reimbursed                       (0.91)%    (1.83)%   (3.58)%   (0.52)%   (0.18)%
   Portfolio turnover rate                                           122%       142%      166%      132%       90%

-------------
  ++ Total return represents aggregate total return for the period.
 +++ Per share numbers have been calculated using the average share method.
   # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                            YEAR           PERIOD
                                                                                            ENDED           ENDED
                                                                                          12/31/01        12/31/00*
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                        $9.12          $10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                                     0.05            0.00#
   Net realized and unrealized loss on investments                                          (1.99)          (0.81)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                            (1.94)          (0.81)
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                                                 (0.04)          (0.00)#
   Distributions from net realized gains                                                       --           (0.07)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                                         (0.04)          (0.07)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                              $7.14           $9.12
--------------------------------------------------------------------------------------------------------------------
Total return ++                                                                            (21.29)%         (8.04)%
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                                    $7,236          $9,196
   Ratio of operating expenses to average net assets                                         1.00%           1.00%+
   Ratio of net investment income/(loss) to average net assets                               0.61%           0.12%+
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                                                 3.41%           2.90%+
   Ratio of net investment income/(loss) to average net assets
     without waivers and expenses reimbursed                                                (1.79)%         (1.77)%+
   Portfolio turnover rate                                                                     69%             49%

---------------
   * Pictet European Equity Fund commenced operations on August 15, 2000. + Annualized.
  ++ Total return represents aggregate total return for the period.
   # Amount represents less than $0.01 per share.


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                            YEAR           PERIOD
                                                                                            ENDED           ENDED
                                                                                          12/31/01        12/31/00*
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                        $9.08          $10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                                     0.04            0.00#
   Net realized and unrealized loss on investments                                          (1.95)          (0.90)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                            (1.91)          (0.90)
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                                                 (0.05)          (0.00)#
   Distributions from net realized gains                                                       --           (0.02)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                                         (0.05)          (0.02)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                              $7.12          $ 9.08
--------------------------------------------------------------------------------------------------------------------
Total return ++                                                                            (21.04)%         (8.94)%
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                                    $7,208          $9,105
   Ratio of operating expenses to average net assets                                         1.00%           1.00%+
   Ratio of net investment income/(loss) to average net assets                               0.55%           0.07%+
   Ratio of operating expenses to average net assets
     without waivers and expenses reimbursed                                                 3.41%           2.87%+
   Ratio of net investment income/(loss) to average net assets
     without waivers and expenses reimbursed                                                (1.86)%         (1.79)%+
   Portfolio turnover rate                                                                     80%             31%

---------------
   * Pictet International Equity Fund commenced operations on August 15, 2000. + Annualized.
  ++ Total return represents aggregate total return for the period.
   # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                         PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     Pictet Funds (the "Trust"), a Massachusetts business trust registered on May 23, 1995 under the Investment Company Act of 1940, as amended (the "1940 Act"), is a no-load, diversified, open-end management investment company which currently offers shares of five series, Pictet Eastern European Fund, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet European Equity Fund and Pictet International Equity Fund (individually, a "Fund" collectively, the "Funds"). The accompanying financial statements and financial highlights are those of the Funds. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed consistently by the Funds in the preparation of their financial statements.

     SECURITIES VALUATIONS: Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of the New York Stock Exchange's regular trading hours on the day the valuation is made. Generally, securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the bid and asked prices, if available; otherwise they are valued at the last reported closing price. The value of securities for which no quotations are readily available (including restricted securities) or that have been materially affected by events occurring after a foreign exchange closes, is determined in good faith at fair value using methods approved by the Board of Trustees. In the absence of readily ascertainable market values for such securities, inherent uncertainty of valuation exists. Methods for valuing these securities may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Funds. Short-term investments that mature in 60 days or less are valued at amortized cost.

     REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund pays a counterparty cash for, and takes possession of, a debt obligation and the seller agrees to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held by the Fund, at all times, is at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund generally has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY CONTRACTS: Each Fund may enter into forward foreign currency exchange contracts to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the portfolio securities of the Fund or adversely affect the prices of securities which the Fund intends to purchase or sell at a later date. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                         PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Each Fund may enter into spot foreign currency exchange contracts for the purchase or sale of securities denominated in foreign currencies to "lock" in the U.S. exchange rate of the transaction covering the period between trade date and settlement date.

     FOREIGN CURRENCY: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars using the prevailing foreign exchange rates obtained at the time the London Exchange closes (approximately 12:00 noon Eastern Time). Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions from net investment income, if any, are declared and paid annually. The Funds' net realized capital gain (including net short-term capital gain), unless offset by any available capital loss carryforward, is distributed to shareholders annually. Additional distributions of net investment income and capital gain may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax.

     TAXATION: Each Fund intends to qualify each year as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

     ORGANIZATION COSTS: Expenses incurred in connection with the organization of certain Funds are being amortized on the straight-line method over a period of five years from the commencement of operations.

     EXPENSES: General expenses of the Trust are allocated among the Funds based upon relative net assets. Expenses not directly attributable to a specific class are allocated among all of the classes of the Fund based on their relative net assets. Operating expenses directly attributable to a Fund are charged to that Fund's operations.

     CASH AND CASH EQUIVALENTS: Cash equivalents are short-term, highly liquid investments with an original maturity of three months or less. Cash and cash equivalents include cash in banks and investments in overnight deposits.


2.   INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER FEES

     The Trust, on behalf of the Funds, has entered into an investment advisory agreement (the "Advisory Agreement") with Pictet International Management Limited ("Pictet International"), a wholly-owned subsidiary of Pictet Canada L.P. ("Pictet Canada"). Pictet Canada is a partnership, whose principal activity is

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                         PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


investment accounting, custody and securities brokerage. Pictet Canada has two general partners, Pictet Advisory Services Overseas and FINGEST, and eight limited partners, each of whom is also a partner of Pictet & Cie, a Swiss private bank founded in 1805. Under the terms of the Advisory Agreement, Pictet Eastern European Fund, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet European Equity Fund and Pictet International Equity Fund pay Pictet International a fee, computed daily and payable monthly, at an annual rate of 1.50%, 1.25%, 1.00%, 0.75% and 0.75%, respectively, of the average daily net assets of each Fund. Pictet International has voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to ensure that the total ordinary annual operating expenses of Pictet Eastern European Fund - Institutional Class, Pictet Eastern European Fund Retail Class, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet European Equity Fund and Pictet International Equity Fund do not exceed 2.00%, 2.25%, 1.70%, 1.20%, 1.00% and 1.00%, respectively, of each Fund's average daily net assets.

     For the year ended December 31, 2001, Pictet International either waived fees and/or reimbursed expenses as follows:

                                                                          PICTET
                                                           PICTET      INTERNATIONAL
                                                        INTERNATIONAL    EXPENSES
                                                         FEES WAIVED    REIMBURSED          TOTAL
---------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                              $ 26,215       $146,760         $172,975
Pictet Global Emerging Markets Fund                        439,694             --          439,694
Pictet International Small Companies Fund                  239,050         18,261          257,311
Pictet European Equity Fund                                 57,409        126,501          183,910
Pictet International Equity Fund                            58,250        128,869          187,119
---------------------------------------------------------------------------------------------------

     The Retail Class shares of the Funds each have adopted a rule 12b-1 distribution plan. The plan allows each Fund to pay not more than 0.25% per annum of the average daily net assets of the Retail Class shares of the Fund. In addition, the Retail Class of each Fund will pay a portion of the fees associated with participation in various network programs.

     PFPC  Distributors,   Inc.  (the   "Distributor")   serves  as  the  Funds'
distributor. The distributor acts as an agent for the Funds and the distribution of their shares.

     PFPC Inc. ("PFPC") serves as the Funds' Administrator and Accounting Agent. PFPC as accounting agent, is paid a fee computed daily and payable monthly at an annual rate of 0.04% of the average daily net assets of each Fund, subject to a $50,000 annual minimum from each Fund, plus a $10,000 minimum for each additional class. For administration services, PFPC is entitled to receive
$73,333 per annum from each Fund, plus $8,000 for each additional class. Administration fees are allocated across the Funds based on relative net assets.

     No officer, director or employee of Pictet International, PFPC, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. The Trust pays each Trustee who is not an affiliated person of Pictet International an annual fee of $5,000, plus an additional $500 for each board and committee meeting attended. The Trust also reimburses expenses incurred by each Trustee in attending such meetings.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                         PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


3.   PURCHASES AND SALES OF INVESTMENTS

     Cost of investments purchased and proceeds from sales of investments, excluding short-term securities and U.S. Government securities, for the year ended December 31, 2001 were as follows:

                                                        COST OF                 PROCEEDS FROM
                                                  INVESTMENTS PURCHASED        INVESTMENTS SOLD
-----------------------------------------------------------------------------------------------
Pictet Eastern European Fund                            $ 1,369,549               $ 1,146,295
Pictet Global Emerging Markets Fund                      68,802,216                90,499,764
Pictet International Small Companies Fund                34,313,476                27,972,182
Pictet European Equity Fund                               5,198,071                 5,144,345
Pictet International Equity Fund                          6,058,875                 6,108,202
-----------------------------------------------------------------------------------------------

     At  December  31,  2001,   aggregate  gross  unrealized   appreciation  and
unrealized depreciation for tax purposes were as follows:

                                                                                    NET UNREALIZED
                                                    UNREALIZED        UNREALIZED     APPRECIATION/
                                                   APPRECIATION      DEPRECIATION    DEPRECIATION
----------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                          $260,338         $ (290,472)      $ (30,134)
Pictet Global Emerging Markets Fund                  7,282,437        (11,340,729)     (4,058,292)
Pictet International Small Companies Fund            1,661,191         (2,009,502)       (348,311)
Pictet European Equity Fund                            237,572           (987,238)       (749,666)
Pictet International Equity Fund                       219,294         (1,245,796)     (1,026,502)
----------------------------------------------------------------------------------------------------

4.   SHARES OF BENEFICIAL INTEREST

     Each Fund (with the exception of the Pictet Eastern European Fund) has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares is authorized. Pictet Eastern European has two classes of shares of beneficial interest, both par value $.01 per share, of which an unlimited number of shares is authorized. Transactions in shares of beneficial interest were as follows:


                                                            YEAR ENDED                      YEAR ENDED
                                                         DECEMBER 31, 2001               DECEMBER 31, 2000
                                                       SHARES         AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund: Institutional
Sold                                                  92,932        $ 877,786           19,768         $ 173,960
Redeemed                                             (71,121)        (613,938)         (25,048)         (235,356)
-----------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                               21,811        $ 263,848           (5,280)       $  (61,396)
-----------------------------------------------------------------------------------------------------------------


                                                           PERIOD ENDED
                                                        DECEMBER 31, 2001**
                                                       SHARES         AMOUNT
-------------------------------------------------------------------------------
Pictet Eastern European Fund: Retail
Sold                                                   8,677          $79,821
Redeemed                                                  --               --
-------------------------------------------------------------------------------
Net increase                                           8,677          $79,821
-------------------------------------------------------------------------------

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                         PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------



                                                            YEAR ENDED                      YEAR ENDED
                                                         DECEMBER 31, 2001               DECEMBER 31, 2000
                                                       SHARES         AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund:
Sold                                               2,036,156     $ 13,910,001        1,801,430      $(14,101,553
Issued as reinvestment of dividends                  114,895          785,884               --                --
Redeemed                                          (6,298,203)     (42,513,397)      (5,034,991)      (35,967,045)
-----------------------------------------------------------------------------------------------------------------
Net decrease                                      (4,147,152)    $(27,817,512)      (3,233,561)     $(21,865,492)
-----------------------------------------------------------------------------------------------------------------


                                                            YEAR ENDED                      YEAR ENDED
                                                         DECEMBER 31, 2001               DECEMBER 31, 2000
                                                       SHARES         AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------
Pictet International Small Companies Fund:
Sold                                               1,812,184      $15,235,133        2,286,879       $27,540,780
Issued as reinvestment of dividends                    2,183           15,351          146,403         1,579,692
Redeemed                                          (1,201,042)      (9,338,942)        (528,760)       (6,610,199)
-----------------------------------------------------------------------------------------------------------------
Net increase                                         613,325       $5,911,542        1,904,522       $22,510,273
-----------------------------------------------------------------------------------------------------------------


                                                            YEAR ENDED                  PERIOD ENDED
                                                         DECEMBER 31, 2001           DECEMBER 31, 2000*
                                                       SHARES         AMOUNT        SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------
Pictet European Equity Fund:
Sold                                                      13          $   101        1,000,001       $10,000,010
Issued as reinvestment of dividends                    5,433           38,518            8,331            74,900
Redeemed                                                 (12)             (88)              (1)               (9)
-----------------------------------------------------------------------------------------------------------------
Net increase                                           5,434          $38,531        1,008,331       $10,074,901
-----------------------------------------------------------------------------------------------------------------


                                                            YEAR ENDED                  PERIOD ENDED
                                                         DECEMBER 31, 2001           DECEMBER 31, 2000*
                                                       SHARES         AMOUNT        SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------
Pictet International Equity Fund:
Sold                                                   2,750          $17,527        1,000,001       $10,000,010
Issued as reinvestment of dividends                    6,946           49,175            2,892            26,000
Redeemed                                                 (11)             (84)              (1)               (9)
-----------------------------------------------------------------------------------------------------------------
Net increase                                           9,685          $66,618        1,002,892       $10,026,001
-----------------------------------------------------------------------------------------------------------------

* Pictet European Equity Fund and Pictet International Equity Fund commenced operations on August 15, 2000.
** Pictet Eastern European Fund commenced operations of the Retail class on October 31, 2001.


     Shares exchanged or redeemed after holding them six months or less (other than shares acquired through reinvestment of dividends or other distributions), will incur a fee of 1% of the current net asset value of the shares being exchanged or redeemed and will be assessed and retained by the Fund for the benefit of the remaining shareholders.

     At December 31, 2001 Pictet Eastern European Fund had one institutional shareholder and three retail shareholders owning 32.06%, 21.32%, 17.66% and 10.74%, respectively, of the outstanding shares of beneficial interest of the Fund.

     At December 31, 2001 Pictet Global Emerging Markets Fund had three institutional shareholders owning 24.18%, 23.55% and 18.60%, respectively, of the outstanding shares of beneficial interest of the Fund.

     At December 31, 2001 Pictet International Small Companies Fund had three institutional shareholders owning 30.54%, 24.43% and 17.28%, respectively, of the outstanding shares of beneficial interest of the Fund.

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                         PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


     At December 31, 2001 Pictet European Equity Fund had one institutional shareholder owning 100% of the outstanding shares of beneficial interest of the Fund.

     At December 31, 2001 Pictet International Equity Fund had one institutional shareholder owning 99.73% of the outstanding shares of beneficial interest of the Fund.


5.   FOREIGN SECURITIES

     Pictet Eastern European Fund invests primarily in Eastern European equity securities. Pictet Global Emerging Markets Fund invests primarily in foreign emerging markets securities, Pictet International Small Companies Fund invests primarily in foreign securities, Pictet European Equity Fund invests primarily in European equity securities and Pictet International Equity Fund invests primarily in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include re-valuation of currencies, less reliable information about issuers, varying securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.


6.   FEDERAL TAX INFORMATION

     Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to timing differences and differing characterization of distributions made by a Fund. Dividends and other distributions to shareholders are recorded on the ex-dividend date and are reinvested automatically in additional shares of the Funds at the net asset value next determined after such dividend or distribution is declared.

     Permanent differences incurred during the year ended December 31, 2001, resulting from differences in book and tax accounting have been reclassified at year end as follows:

                                               INCREASE/    INCREASE/(DECREASE) INCREASE/(DECREASE
                                              (DECREASE)        ACCUMULATED         ACCUMULATED
                                               PAID-IN-       NET INVESTMENT       NET REALIZED
                                                CAPITAL        INCOME/(LOSS)        GAIN/(LOSS)
--------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                   $(13,747)          $12,070              $ 1,677
Pictet Global Emerging Markets Fund             (90,053)         (161,067)             251,120
Pictet International Small Companies Fund       (57,809)          (45,944)             103,753
Pictet European Equity Fund                        (220)           (3,980)               4,200
Pictet International Equity Fund                     --             4,851               (4,851)
--------------------------------------------------------------------------------------------------


     Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2001, the Funds elected to defer capital losses and currency losses occurring between November 1, 2001 and December 31, 2001 as follows:

                                                       CAPITAL LOSSES            CURRENCY LOSSES
-------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                             $    1,532                     $   430
Pictet Global Emerging Markets Fund Fund                  2,931,716                          --
Pictet International Small Companies Fund                   977,906                      13,047
Pictet European Equity Fund                                 203,880                       2,318
Pictet International Equity Fund                            270,137                       2,771
-------------------------------------------------------------------------------------------------

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                         PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


     Such losses will be treated as arising on the first day of the year ending December 31, 2002.

     At December 31, 2001 the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                           EXPIRING IN 2006  EXPIRING IN 2007 EXPIRING IN 2008  EXPIRING IN 2009
-----------------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund                     $   79,099        $   59,601               --                --
Pictet Global Emerging Markets Fund              45,380,329                --               --       $18,252,183
Pictet International Small Companies Fund                --                --               --         7,916,015
Pictet European Equity Fund                              --                --         $311,680         1,608,306
Pictet International Equity Fund                         --                --           90,802         1,496,788
-----------------------------------------------------------------------------------------------------------------

     For the year ended December 31, 2001, the Pictet Eastern European Fund utilized losses deferred in prior years against current year capital gains in the amount of $33,655.


     The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:


                                            EASTERN      GLOBAL EMERGING INTERNATIONAL SMALL  EUROPEAN   INTERNATIONAL
                                          EUROPEAN FUND   MARKETS FUND     COMPANIES FUND    EQUITY FUND  EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income
      (inclusive of short term capital gains) $   --         $785,922         $17,383          $38,518        $49,174
   Net long term capital gains                    --               --              86               --             --
-----------------------------------------------------------------------------------------------------------------------
   Total taxable distributions                $   --         $785,922         $17,469          $38,518        $49,174
-----------------------------------------------------------------------------------------------------------------------

     As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:


                                            EASTERN      GLOBAL EMERGING INTERNATIONAL SMALL  EUROPEAN   INTERNATIONAL
                                          EUROPEAN FUND   MARKETS FUND     COMPANIES FUND    EQUITY FUND  EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income/(loss)
   (inclusive of short term capital gains) $      --       $         --     $        --    $        --    $       259
Accumulated capital loss carryforwards
   and post October losses                  (140,662)       (66,564,228)     (8,906,968)    (2,126,184)    (1,860,498)
Unrealized depreciation                      (30,037)        (4,050,826)       (348,420)      (750,847)    (1,024,506)
-----------------------------------------------------------------------------------------------------------------------
Total accumulated losses                   $(170,699)      $(70,615,054)    $(9,255,388)   $(2,877,031)   $(2,884,745)
-----------------------------------------------------------------------------------------------------------------------

PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                         PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareholders of Pictet Funds:

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pictet Eastern European Fund, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund, Pictet European Equity Fund and Pictet International Equity Fund (constituting Pictet Funds, hereafter referred to as the "Trust") at December 31, 2001, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 11, 2002

--------------------------------------------------------------------------------
FUND MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (877) 470-0103.






                                  TERM OF OFFICE
NAME, (DOB), ADDRESS AND           AND LENGTH OF         PRINCIPAL OCCUPATION(S)
POSITION(S) WITH TRUST             TIME SERVED1            DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------
Bruce W. Schnitzer (05-05-44)     Since 1995           Chairman of the Board of Wand Partners, Inc.
Wand Partners, Inc.                                    (private equity firm) since 1988.
630 Fifth Avenue, Suite 2435
New York, NY 10111
Trustee

Edward L. Hoyt (02-17-36)         Since 2000           Chairman/President, The Museum of the
1115 Fifth Avenue                                      Hudson Highlands (non-profit museum)
New York, NY 10128                                     since 1996; and Chairman of Econergy
Trustee                                                International Corporation (private consulting
                                                       company specializing in renewable energy
                                                       projects) from 1997-1999.

David J. Callard (07-14-38)       Since 1995           President, Wand Partners, Inc.
Wand Partners, Inc.                                    (private equity firm) since 1991.
630 Fifth Avenue, Suite 2435
New York, NY 10111
Trustee

---------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES(2)
---------------------------------------------------------------------------------------------------
Jean G. Pilloud (04-21-44)        Since 1995           CEO of Pictet Funds (private company
Pictet & Cie                                           specializing in fund distribution) since
29 Boulevard Georges-Favon                             2001; Senior Manager of Pictet & Cie
1204 Geneva, Switzerland                               (private bank), 1990-2000.
Trustee and President

Jean-Francois Demole (02-07-62)   Since 1995           Partner of Pictet & Cie (private bank) since
Pictet & Cie                                           1998; CEO of Pictet (Canada) & Co. Ltd.
29 Boulevard Georges-Favon                             from 1994-1997.
1204 Geneva, Switzerland
Trustee

---------------------------------------------------------------------------------------------------
                                              OFFICER(S) WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------
John Herman (02-10-68)            Since 2001           Supervisor of Fund Accounting and
PFPC Inc.                                              Administration at PFPC Inc. (a financial
3200 Horizon Drive                                     Services company).
King of Prussia, PA 19406
Treasurer

Mary Jane Maloney (06-21-58)      Since 2001           Vice President of Regulatory Administration
PFPC Inc.                                              at PFPC Inc. (a financial services company)
3200 Horizon Drive                                     since 1997.
King of Prussia, PA 19406
Secretary
---------------------------------------------------------------------------------------------------


                                  NUMBER OF
                                PORTFOLIOS IN
                                    FUND                       OTHER
                                   COMPLEX                 TRUSTEESHIPS/
NAME, (DOB), ADDRESS AND         OVERSEEN BY               DIRECTORSHIPS
POSITION(S) WITH TRUST             TRUSTEE                HELD BY TRUSTEE
-------------------------------------------------------------------------------------------
                             DISINTERESTED TRUSTEES
-------------------------------------------------------------------------------------------
Bruce W. Schnitzer (05-05-44)         6         Director, Nestor, Inc. (public software
Wand Partners, Inc.                             company); Director, Fulcrum Analytics
630 Fifth Avenue, Suite 2435                    (private company specializing in customer
New York, NY 10111                              intelligence technology); Director, Menasha
Trustee                                         Corporation (private packaging company).

Edward L. Hoyt (02-17-36)             6         None
1115 Fifth Avenue
New York, NY 10128
Trustee



David J. Callard (07-14-38)           6         None
Wand Partners, Inc.
630 Fifth Avenue, Suite 2435
New York, NY 10111
Trustee

-------------------------------------------------------------------------------------------
                             INTERESTED TRUSTEES(2)
-------------------------------------------------------------------------------------------
Jean G. Pilloud (04-21-44)            6         None
Pictet & Cie
29 Boulevard Georges-Favon
1204 Geneva, Switzerland
Trustee and President

Jean-Francois Demole (02-07-62)       6         None
Pictet & Cie
29 Boulevard Georges-Favon
1204 Geneva, Switzerland
Trustee

-------------------------------------------------------------------------------------------
                         OFFICER(S) WHO ARE NOT TRUSTEES
-------------------------------------------------------------------------------------------
John Herman (02-10-68)               N/A        N/A
PFPC Inc.
3200 Horizon Drive
King of Prussia, PA 19406
Treasurer

Mary Jane Maloney (06-21-58)         N/A        N/A
PFPC Inc.
3200 Horizon Drive
King of Prussia, PA 19406
Secretary
------------------------------------------------------------------------------------------------------

1 Each  Trustee  and  officer  serves  for an  indefinite  term,  until  his/her successor is elected.
2 Messrs. Pilloud and Demole are interested by virtue of their association with certain affiliates of Pictet International Management Limited (the "Adviser").



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PICTET FUNDS
PICTET EASTERN EUROPEAN FUND                         PICTET EUROPEAN EQUITY FUND
PICTET GLOBAL EMERGING MARKETS FUND             PICTET INTERNATIONAL EQUITY FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
PRIVACY NOTICE
--------------------------------------------------------------------------------


     Protecting your privacy is important to us at Pictet International Management Limited (the investment adviser for Pictet Funds). We want you to know how we collect personal information from you and how we use that information. We gather information from you from your account application or other forms that you may deliver to us. We need this information to process your requests and transactions, such as opening an account. We also collect information about your transactions with Pictet Funds. In servicing your account, we may need to provide your personal information to an affiliate or a service provider (which may include Pictet Funds' distributor or transfer agent) for such purposes as sending your account statement or other information about our products and services to you.

     We do not disclose any information about you or any of our former customers to anyone, except to our affiliates and service providers, as permitted by law.

     To protect your personal information, we permit access only by authorized employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.



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                                                                    PIC-AR-12/01